                     CONFIDENTIAL TREATMENT - REDACTED VERSION

                                   CORIO INC.

                          LICENSE AND HOSTING AGREEMENT

         This License and Hosting Agreement (the "AGREEMENT") is made and entered into as of December 13, 1999 ("EFFECTIVE DATE") by and between Corio Inc., a Delaware corporation, having its principal place of business at 700 Bay Road, Suite 210, Redwood City, CA 94063 ("CORIO") and Changepoint, Inc., a Delaware corporation having a place of business at 1595 Sixteenth Ave., Suite 700, Richmond Hill, Ontario, Canada L4B 3N9 ("CHANGEPOINT").

                                   BACKGROUND

A. Changepoint is the owner or has the right to license certain proprietary software products (the "SOFTWARE" as further defined below); and

B. Corio wishes to obtain a license to use and host the Software on the terms and conditions set forth herein in connection with the hosting services that Corio will provide to its Customers (as defined below) and Changepoint wishes to grant Corio such a license on such terms;

C. The parties further wish to jointly market and promote the other party's software and/or services as well as provide support services to Corio and its Customers in accordance with this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the parties hereby agree as follows:

1.       DEFINITIONS.

The following terms shall have the following meanings:

1.1 "SOFTWARE USER" means a named user of the Corio Services worldwide to whom a user identification number and password has been assigned, which permits that user to access and use the Software on a designated Corio Server. The identification number and password used by a Software User is reusable and reassignable and may be used and transferred by Corio, in accordance with the licenses granted below, between Customers as one Customer discontinues the Corio Services and another Customer subscribes.

1.2      "ASP" means Application Service Provider.

1.3 "APPLICATION MANAGEMENT REVENUE" means all revenue Corio receives from Customers for use of the Software and basic support of the Software provided at no additional charge to Customers (Level 1 and Level 2 support as defined in Exhibit C hereto), operational support of the Software and basic infrastructure support (hardware, database and operating system) for the Software, less taxes, freight, insurance, refunds or credits and other non-product items.

1.4 "CORIO SERVERS" means the unlimited number of computer servers owned or operated by or for Corio in North America which will contain the installed Software (as defined below) for access by Customers in connection with the Corio Services.

1.5 "CORIO SERVICES" means the hosting services offered by Corio to its Customers in which Corio allows Customers to access the Corio Servers.

1.6 "CUSTOMER(S)" means one or more customers of the Corio Services having its principal executive offices in North America who obtains a sublicense from Corio to use the Software by accessing one or more Corio Servers.

1.7 "DEMONSTRATION SOFTWARE" means copies of the Software which are for demonstration purposes only and which contain sample data and transactions.

1.8 "DOCUMENTATION" means any on-line help files or written instruction manuals regarding the use of the Software.

1.9 "RELATIONSHIP MANAGERS" means the appointed employee of each party, as set forth on EXHIBIT A attached hereto and made a part hereof, who shall be the primary contact for implementing and administering the terms and conditions of this Agreement.

1.10 "SOFTWARE" means Changepoint's proprietary software described in EXHIBIT A attached hereto and made a part hereof, in object code form only, and any Updates or Upgrades (as defined below) thereto. The Software shall also include any Application Programming Interfaces ("API") provided by Changepoint to Corio, but such API intellectual property shall not be sublicenseable to Customers.

1.11     "TERRITORY" means throughout the world.

1.12 "UPDATE(S)" means any error corrections, bug fixes, modifications or enhancements to the Software made generally available by Changepoint to its licensees, which are indicated by a change in the numeric identifier to the Software in the digit to the right of the decimal, or any error corrections, bug fixes, modifications or enhancements of the Software.

1.13 "UPGRADE(S)" means a release, function or version of the Software designated as such by Changepoint which contains new features or significant functional enhancements to the Software, which are indicated by a change in the numeric identifier for the Software in the digit to the left of the decimal, which Upgrade is provided to Changepoint's installed customer base for the Software. For the purposes of this Agreement, "Software Support and Maintenance" means those services listed in Section 5.3 of this Agreement and EXHIBIT C and the provision of Updates and Upgrades as called for by this Agreement.

1.14 "PSA APPLICATION" means a commercially available suite or collection of integrated proprietary software applications marketed as a suite or a combination of software products which offer substantially the following functionality specifically designed for information technology professional services users : (i) time and expense, which allows users to enter and modify time and expenses associated with a project/task for a time period, approve time and expenses entered, and determine who has submitted time and expense reports, (ii) project accounting and billing, which allows users to apply cost and billing rates to time entered for projects, generate client invoices based on terms and conditions of engagement, track amounts billed and earned for each project, feed invoice data to an accounts receivables system, and feed cost and billing accounting entries to a general ledger system,
         (iii) project management, which allows users to create work breakdown structure, schedule dates and resource assignments for project, record project and task status, and create reports to monitor project progress, (iv) resource management, which allows users to assign resources to projects based on skills and availability, and create reports to monitor and manage resource utilization, (v) engagement management, which allows users to create billing terms and conditions for a client, and create reports to monitor and manage engagement billing, (vi) opportunity management, which allows users to track customers/prospects, sales opportunities and sales activities, and forecast sales by various criteria, and (vii) marketing campaign management, which allows users to create marketing campaigns, track campaign effectiveness, and manage marketing lists.

2.       GRANT OF RIGHTS.

2.1 HOSTING SOFTWARE LICENSE. Subject to the terms and conditions of this Agreement, Changepoint hereby grants to Corio a fee-bearing, irrevocable, nonexclusive, nontransferable (except in accordance with Section 14.1 of this Agreement) license in the Territory to (i) reproduce the Software in machine executable object code format only for installation on the Corio Servers; (ii) install multiple copies of the Software on Corio's Servers which will be made remotely accessible to Corio's Customers for their internal business purposes, (iii) permit limited access to and use of the Software by Customers through Corio Servers solely for such Customer's internal business purposes; (iv) sublicense an unlimited number of Customers to access and use the Software only through the installation on Corio Servers solely for such Customer's internal business purposes; and (v) use Changepoint's tools and utilities, if any, subject to any restrictions placed on the Changepoint by third party software providers and payment of any applicable fees required by such third parties, to configure, integrate and manage the Software. Corio shall not authorize Customers to download or reproduce the Software for use except as necessary in connection with the Corio Services. Except as specifically authorized by this Agreement, no license is granted under this Agreement to Corio to distribute the Software to its Customers or for use other than as part of the Corio Services.

2.2 INTERNAL USE LICENSE FOR PRODUCTION, TESTING, DEVELOPMENT, UPGRADE, REPORTING AND TRAINING. Subject to the terms and conditions of this Agreement, Changepoint grants to Corio a nonexclusive, nontransferable (except in accordance with Section 14.1 of this Agreement), royalty-free, fully paid up license in the Territory to reproduce, install and use additional copies of the Software, Documentation, and Software tools and utilities if any, subject to any restrictions placed on the Changepoint by third party software providers and payment of any applicable fees required by such third parties, in machine executable object code for production, testing, development, upgrade, reporting and training for the purpose of allowing the Software to be made available to Customers as part of the Corio Services. This license includes the right to integrate the Software with Corio's system software and other hosted applications in connection with providing the Software to Customers as part of the Corio Services.

2.3      INTERNAL USE LICENSE FOR CORIO'S INTERNAL BUSINESS OPERATIONS.

          Changepoint grants to Corio a nonexclusive, nontransferable (except in accordance with Section 14.1 of this Agreement), royalty-free, fully paid-up license to install and use the Software, Documentation, and Software tools and utilities if any, for an unlimited number of Corio users, subject to any restrictions placed on the Changepoint by third party software providers and payment of any applicable fees required by such third parties, in machine executable object code for Corio's internal business purposes. Corio's internal use license under this
         Section 2.3 is subject to and shall be in accordance with the terms and conditions of Changepoint's standard License Agreement, a copy of which is attached hereto as EXHIBIT G and made a part hereof. The provisions of EXHIBIT G shall apply only to the internal use license granted in this Section 2.3 and not to any other licenses granted to Corio in this

                                 CONFIDENTIAL TREATMENT


         Agreement. Any conflict or inconsistency between the terms of this Agreement and the terms of the license set forth in EXHIBIT G with respect to the internal use license granted in this Section 2.3 shall be controlled by the terms of this Agreement. Notwithstanding anything to the contrary in Section 11 of this Agreement, the internal use license in this Section 2.3 shall remain in effect during the term of this Agreement and for a period of nine (9) months after termination or expiration of this Agreement.

2.4 DEMONSTRATION LICENSE. Subject to the terms and conditions of this Agreement, Changepoint hereby grants to Corio a nonexclusive, nontransferable (except in accordance with Section 14.1 of this Agreement) royalty-free, fully paid up right and license in the Territory, on Corio Servers, to make a reasonable number of copies of the Demonstration Software solely for demonstration purposes to potential Customers. Demonstration Software shall be made available to Corio's sales personnel and the parties agree to cooperate to make the Changepoint demonstration database available to Corio sales personnel on an ongoing basis. Corio shall not distribute any demonstration copies of the Software. Corio shall not demonstrate the Software to any one Customer for more than sixty (60) days from the start of that Customer demonstration, and Corio shall not demonstrate the Software to more than ten (10) Software Users at any one time. Further, the demonstration copies shall not permit the entry of additional data.

2.5 DISTRIBUTION LICENSE: Corio shall have the right to resell licenses for the Software to any Corio Customer according to the terms and conditions of Changepoint's standard Distribution Agreement ("Changepoint's Distribution Agreement"). Corio and Changepoint shall enter into Changepoint's Distribution Agreement within sixty (60) days following the Effective Date, the terms of which shall be in substantial accordance with the copy of Changepoint's Distribution Agreement provided to Corio. Any conflict or inconsistency between the terms of this Agreement and the terms of Changepoint's distribution license with respect to the distribution license granted in this
         Section 2.5 shall be controlled by the terms of this Agreement. Under Changepoint's Distribution Agreement, Changepoint shall give a *** discount from the then-current Changepoint list price for such Software licenses to Corio for the first Two Million Dollars ($2,000,000U.S.) of such cumulative calendar year sales based on Changepoint's list price, and a *** discount based on Changepoint's then-current list price thereafter. This pricing formula shall apply for each calendar year during the term of this Agreement which Corio has distribution rights under this Section 2.5. For those Corio Customers who purchase Changepoint Software licenses from Corio pursuant to this Section 2.5 and Changepoint's Distribution Agreement, Corio shall pay to Changepoint a Software Support and Maintenance fee equal to *** of Changepoint's standard support and maintenance services for the Software Support and Maintenance services provided by Changepoint as specified in Section 5.3 of this Agreement and EXHIBIT C attached hereto and made a part hereof, and for Updates and Upgrades. Subject to Corio's payment of the Software support and maintenance fee as set forth in this Section 2.5, Changepoint's Software Support and Maintenance obligation with respect to Software distributed by Corio pursuant to this Section 2.5 shall continue after termination or expiration of this Agreement with respect to all Software Users granted access to the Software prior to termination or expiration of this Agreement, for the remaining duration of each such Software Users' rights to use the Software pursuant to agreements between Corio and its Customers. Under no circumstances shall Changepoint contact Corio Customers regarding a non-hosting license sale, unless requested to do so by Corio. Further, if a Corio Customer contacts Changepoint to purchase the Software license independent of the Corio Services, Changepoint shall immediately refer that Customer to


         *** The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

         Corio. Changepoint shall not be entitled to share in any Application Management Revenue received by Corio related to or arising from hosting services provided to Customers which obtain a license to the Software from Changepoint pursuant to this Section 2.5. Corio's right to collect fees from Customers under the Changepoint licenses under this Section
         2.5 will expire upon termination of the Corio contracts with its Customers for such Software.

2.6 LICENSE AGREEMENTS. Corio shall make the Software on the Corio Servers remotely accessible to Customers under the then-current terms of its standard Customer license agreement. Each such Customer license shall, at a minimum, contain the provisions set forth in EXHIBIT E attached hereto and made a part hereof ("CUSTOMER LICENSE AGREEMENT TERMS"), or the substantial equivalent thereof. As to each Software User who is provided access to the Software, Corio or its Customers shall secure the Software User's consent to an end user agreement with terms at least equivalent to those in EXHIBIT E hereto.

2.7 RESTRICTIONS. Corio may not copy, distribute, reproduce, use or allow access to the Software except as explicitly permitted under this Agreement, and Corio shall not, nor will it permit any third party to, modify, adapt, translate, prepare derivative works from, decompile, reverse engineer, disassemble or otherwise attempt to derive source code from the Software or any internal data files generated by the Software.

2.8 OWNERSHIP. Changepoint and its licensors hereby retain all of their right, title, and interest in and to the Software and Documentation, including all copyrights, patents, trade secret rights, trademarks and other intellectual property rights therein. All rights not expressly granted hereunder are reserved to Changepoint and its licensors. The Software and Documentation and all copies thereof are licensed, not sold, to Corio. All changes, modifications and enhancements or derivative works made to the Software or Documentation by Corio or Changepoint, or jointly by the parties, shall be owned by Changepoint, including all copyrights, patents, trade secret rights, trademarks and other intellectual property rights therein. Any works, inventions and developments, including but not limited to interface code, created by Corio or its contractors which enables the Software to work with and in conjunction with Corio's system software or Corio's other hosted applications, including all copyrights, patents, trade secret rights, trademarks and other intellectual property rights therein shall be owned by Corio. Ownership of any works to be created jointly by the parties, including all copyrights, patents, trade secret rights, trademarks and other intellectual property rights therein, shall be decided by the parties at the commencement of such joint efforts. Each of the parties shall, from time to time, execute and deliver all documents and other instruments reasonably requested by the other party to perfect such other party's ownership of the interests set forth in this Section 2.8.

2.9 NEW PRODUCTS. Updates and Upgrades to the Software are subject to the terms of this Agreement and are included in the applicable Software Support and Maintenance fees payable by Corio. Changepoint and Corio may, in the future, agree that new products and solutions offered by Changepoint may be added to this Agreement according to the license fees and other terms and conditions as the parties may agree.

2.10 PREFERRED RELATIONSHIP. During the one (1) year period commencing on the Effective Date (i) Changepoint and its affiliates, to the extent they publicly promote, market or advertise hosting services for the Software, will Publicly Promote Corio as its preferred hosting supplier and partner for the Software and will, in any non-public marketing or promotion of the Software, treat Corio as its preferred partner and supplier of hosting services for the Software, and (ii) Corio and its affiliates, to the extent they publicly promote, market or

                                 CONFIDENTIAL TREATMENT

         advertise the use of a PSA Application in conjunction with the Corio Services, will Publicly Promote the Software as their preferred PSA Application and will, in any non-public marketing or promotion of the hosting services offered by Corio, treat Changepoint as their preferred supplier and partner for PSA Applications. In this Section 2.10, the term "Publicly Promote" means any marketing, promotion or solicitation of business made by any means in public or intended for reception by the public including, without limitation, in published sales, advertising and marketing materials, materials or statements posted on websites, public announcements and press releases, but does not include sales and marketing materials intended for reception by a specific customer or prospective customer, any confidential solicitation of business from a specific customer, nor any referral from a third party to solicit a specific customer. Should either party be in violation of the terms of the Preferred Relationship set forth in this Section 2.10, both parties agree that the sole and exclusive remedy for such breach is for the accused party to diligently use best commercial efforts to cease the activities in violation of this Section 2.10 and to correct the violation and, as soon as reasonably possible, cease to distribute or publish and destroy "Offensive Materials" after receiving written notice from the other party, and to provide such other party with commercially reasonable evidence that it has done so. "Offensive Materials", for purposes of this provision, means published sales, advertising and marketing brochures and collateral, statements posted on websites and public announcements and press releases or any other promotional materials, all intended for viewing by the public and published by or with the concurrence of the accused party.

2.11. MARKET DEFINITION. During the term of this Agreement, Corio agrees not to provide the Software in connection with Corio Services or distribute the Software under Section 2.5 of this Agreement to the following companies or their subsidiaries: ***. Corio and Changepoint agree that on an semi-annual basis, this list of companies will be reviewed by the parties and each party agrees that its consent to the other party's request for changes to this list (additions and deletions) will not be unreasonably withheld or delayed.

3.       DELIVERY OF SOFTWARE.

3.1 DELIVERY AND ACCEPTANCE. Changepoint shall issue to Corio, via electronic means of delivery, as soon as practicable, one (1) machine-readable copy of the Software, along with one (1) copy of the on-line Documentation. Changepoint will provide Corio with five (5) written copies of the Documentation at no cost, and any additional written copies at Changepoint's standard charges. Corio acknowledges that no copy of the source code of the Software will be provided to Corio. Within one hundred twenty (120) days after delivery of the Software, Corio shall test the Software for conformance with the Documentation ("Acceptance Test"). If the Software performs in substantial accordance with the Documentation, then Corio shall notify Changepoint in writing of its acceptance of the Software. In the event Corio finds material errors or defects with the Software, Corio shall notify Changepoint in writing of such errors or defects and provide adequate detail to facilitate Changepoint replicating the error or defect. Upon receipt of written notice, Changepoint shall have fifteen
         (15) days to correct the defect, reinstall the Software at the Corio site and re-perform the Acceptance Test. If Corio does not accept the Software after the second Acceptance Test, a third Acceptance Test will be performed. If after the third

         *** The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

         Acceptance Test Corio does not accept the Software, Corio may, at its sole option, elect to (i) repeat the Acceptance Test in accordance with the provisions of this Section 3.1 as many times as Corio chooses or (ii) terminate the Agreement and receive a refund of any fees paid to Changepoint as of such date. Termination of this Agreement by Corio for non conformance of the Software to the Documentation under this Section 3.1 shall, upon a refund of all fees paid to Changepoint, be Corio's sole and exclusive remedy against Changepoint for any nonconformance of the Software with the Documentation. Both parties acknowledge that any professional services provided to Corio subsequent to the installation and acceptance of the Software are non-essential for the purpose of the acceptance of the Software.

3.2 NEW VERSIONS. Changepoint shall use commercially reasonable efforts to provide Corio with any pre-release versions of relevant Updates or Upgrades of the Software. Changepoint shall make these versions available to Corio to preview at the earliest possible date. Changepoint shall provide all such Updates and Upgrades to Corio free of additional charge and Corio shall provide any such Updates and/or Upgrades to its Customers within twenty four (24) months after their release to Corio. Changepoint agrees to make changes to the Software such that all functionality currently available in the Software will be one hundred percent (100%) thin client and browser-based as set forth in the schedule attached hereto as EXHIBIT F and made a part hereof. Changepoint agrees to promptly provide existing APIs for the Software to Corio and use commercially reasonable efforts to develop and provide applicable APIs for the web-enabled version of the Software.

3.3 ADDITIONAL MATERIALS. Changepoint shall use all commercially reasonable efforts to promptly provide Corio with, at a minimum, the following:
         (i) release notes; (ii) beta releases; (iii) contacts at beta customers, when requested by Corio and subject to the approval of the Changepoint; (iv) proactive bug notification; (v) Software patches;
         (vi) release documentation including technical reference manuals and user guides; and (vii) all applicable set-up data, data structures and other files relevant to installing and integrating the Software, but not including source code. These materials shall be provided at no cost to Corio.

4        FEES.

4.1 LICENSE FEES. In consideration for the licenses granted to Corio pursuant to Section 2 (except Section 2.5) of this Agreement, Corio shall pay the revenue sharing fees specified in EXHIBIT B hereto. Payment terms of such revenue sharing fees shall be as set forth in EXHIBIT B hereto.

4.2 SOFTWARE SUPPORT AND MAINTENANCE FEES. Except with respect to Software Support and Maintenance under the distribution license granted to Corio pursuant to Section 2.5 of this Agreement, Corio shall pay to Changepoint a Software Support and Maintenance fee for the support services to be provided by Changepoint specified in Section 5.3 of this Agreement and EXHIBIT C attached hereto and made a part hereof, and Updates and Upgrades, according to the fees set forth in EXHIBIT B hereto. Payment terms of Software Support and Maintenance fees shall be as set forth in EXHIBIT B hereto. Software Support and Maintenance shall automatically continue during the term of this Agreement and thereafter for the remaining term of any contracts Corio has with its Customers to continue providing the Corio Services, provided that Corio continues to pay the revenue sharing fees as provided in EXHIBIT B hereto.

                             CONFIDENTIAL TREATMENT

4.3 TAXES. All fees are exclusive of any sales taxes, Goods and Services use taxes, other use taxes and any other taxes and charges of any kind imposed by any federal, state, provincial or local governmental entity for products and services provided under this Agreement, and Corio is responsible for payment of all taxes concerning the Corio Services, excluding taxes based solely upon Changepoint's income or revenue.

4.4 AUDIT RIGHTS. Corio shall keep true and accurate books of accounts and records for determining the amounts payable to Changepoint under this Agreement. Such books and records shall be kept for at least three (3) years following the end of the calendar month to which they pertain, and shall be open for inspection by an independent certified public accountant reasonably acceptable to Corio, and made subject to Corio's standard non-disclosure agreement, for the sole purpose of verifying the amounts payable to Changepoint under this Agreement. Such inspections may be made no more than once each calendar year, at reasonable times and upon reasonable notice. Changepoint shall bear all costs and expenses of such inspection. If any such inspection discloses a shortfall or an overpayment, the appropriate party shall promptly pay the amount of such shortfall or refund such overpayment. In addition, if any such inspection reveals an underpayment of more than five percent (5%) for the period under audit, Corio shall reimburse Changepoint for the reasonable cost of the examination.

4.5 REPORTING. Within thirty (30) days following the end of each calendar month, Corio will submit to Changepoint a report in a form reasonably acceptable to both parties setting forth the number of Customers and Software Users which have been licensed to use the Software during the preceding month, as well as the Application Management Revenue received by Corio during the preceding month. The report shall also set forth all amounts collected by Corio pursuant to the Distribution License granted under Section 2.5 of this Agreement during the preceding month, and a calculation of all amounts due to Changepoint for such distributions by Corio during the preceding month.

4.6 INTEREST. In the event any payment by Corio under this Agreement is not made within thirty (30) calendar days of its due date, interest on any such unpaid amount shall accrue at a rate of eighteen percent (18%) per annum, or the maximum amount permitted by law, whichever is less.

4.7      FEE EXCEPTIONS. Changepoint agrees that for all Software Users of the
         Corio Services that Corio must use software products from   *** .

5        INSTALLATION SUPPORT, MAINTENANCE AND TRAINING.

5.1 INSTALLATION. Changepoint shall provide Corio with access to full-time operations personnel at no charge to Corio as part of the installation project as described in the "Corio, Inc.


         *** The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                              CONFIDENTIAL TREATMENT


         Statement of Work", dated December 9, 1999 ("Statement of Work") incorporated herein by reference.

5.2 IMPLEMENTATION. Changepoint shall provide Corio with sufficient access to Changepoint's professional services organization during the first four (4) implementations of the Software (Corio's internal implementation as defined in Section 2.3 of this Agreement plus implementation by three (3) Corio Customers) conducted by Corio and its Customers subject to the payment by Corio of Changepoint's standard professional services fee at a *** discount.
         Additionally, during the term of this Agreement the parties shall meet periodically to discuss Updates and Upgrades to the Software to better support Corio's and its Customers' specific application requirements, to be provided at no charge to Corio. Changepoint agrees to share its consulting implementation methodologies with Corio. Corio acknowledges that such consulting methodologies are confidential information of Changepoint and shall be used by Corio solely in connection with the Software when offered as part of the Corio Services. Changepoint agrees to provide Corio with proposal development materials.

5.3 SOFTWARE SUPPORT AND MAINTENANCE. Changepoint shall provide Corio with support described in EXHIBIT C hereto, and maintenance in the form of Updates and Upgrades, subject to Corio's payment of the fees set forth in EXHIBIT B hereto. Corio shall be responsible for providing its Customers with routine technical support of the Software (Levels 1 and 2) as described in the schedule set forth in EXHIBIT C hereto. Changepoint agrees to provide Level 2 support and maintenance to Corio for the first four (4) months after the first Customer commences using the Software in connection with the Corio Services. Corio shall escalate any technical support questions or problems it is unable to answer or resolve directly to Changepoint for Changepoint to resolve as described in the schedule set forth in EXHIBIT C hereto. The support described in this Section 5.3 and EXHIBIT C hereto shall be provided to Corio, but Changepoint shall have no obligation to provide any Software Support or Maintenance services to other third parties. Subject to Corio's payment of the Software revenue sharing fees as set forth in EXHIBIT B hereto and the Software Support and Maintenance fee as provided in Section 2.5 of this Agreement, Changepoint's Software Support and Maintenance obligation shall continue after termination or expiration of this Agreement with respect to all Software Users granted access to the Software prior to termination or expiration of this Agreement for the remaining duration of each such Software Users' rights to use the Software pursuant to agreements between Corio and its Customers. Corio shall assign up to five (5) trained persons to contact Changepoint on Software Support and Maintenance matters within the scope of Changepoint's responsibility under EXHIBIT C.

5.4 MANAGEMENT MEETINGS. The parties agree to meet either in person or via teleconference on no less than a quarterly basis to discuss, without limitation, engineering, feature-functionality and architecture-related issues as they pertain to the Software. The specific topics of the meetings will be determined on a meeting-by-meeting basis. Each party shall appoint a product manager to coordinate these meetings. Changepoint may, where appropriate, provide Corio with information relevant to future Software development efforts, including product and service roadmap, rollout strategy, and plans for future development efforts. The product managers shall be those persons set forth on EXHIBIT A hereto or as subsequently agreed by the parties. The parties also agree to discuss the amount of Application Management Revenue received by Corio for Corio Services related to the Software and, at the end of eighteen (18) months after the Effective Date, the parties agree to

         *** The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                             CONFIDENTIAL TREATMENT

         discuss the license fee structure set forth in EXHIBIT B attached hereto. Corio agrees to use commercially reasonable efforts to maximize Application Management Revenue received from Customers for the Corio Services.

5.5 TRAINING. Changepoint shall provide Corio with training as reasonably requested by Corio to train Corio's technical and support personnel regarding implementation, use and operation of the Software at no charge to Corio as set forth in the Statement of Work. Upon completion of the Statement of Work, during the first year of this Agreement, Changepoint shall provide training to Corio employees at Corio's request subject to payment of Changepoint's standard training fees at a *** discount. Corio Customers may receive training directly from Changepoint at Changepoint's normal training fees. Corio shall otherwise be responsible for training its Customers regarding the Software. Throughout the term of this Agreement, Changepoint shall provide Corio with training materials and instruction manuals and the right to re-distribute these training materials and instruction manuals to its Customers of the Software solely in connection with the Corio Services. Further, the parties shall work together and cooperate to train Corio's sales force and product consultants on the Software and the alliance contemplated by this Agreement, including without limitation, how to position, sell and demonstrate the Software to potential customers.

5.6 OTHER SERVICES. Upon Corio's request, Changepoint shall provide certain professional services, including without limitation, consulting services, to Corio or its Customers, subject to the mutual written agreement on the scope of such services, pricing and other terms and conditions.

5.7 SALES AND MARKETING EFFORTS. The parties shall engage in joint marketing and sales activities as set forth in EXHIBIT D attached hereto and made a part hereof. Additionally, Changepoint agrees to provide Corio with marketing and sales presentation materials. During the term of this Agreement, Corio agrees to use commercially reasonable efforts to develop joint customer references or testimonials. Corio and Changepoint agree that they will promote each other as a leading PSA Application vendor and a leading Enterprise ASP, respectively, as long as the preferred relationship between the parties continues in effect as set forth in Section 2.10 of this Agreement.

6        TRADEMARKS.

6.1 RIGHT TO DISPLAY. During the term of this Agreement, each party authorizes the other party to display and use the other's trademarks, trade names and logos (collectively, the "TRADEMARKS") in connection with that party's sale, advertisement, service and promotion of the Corio Services or the Software. Each party shall indicate in all product, service, publicity and printed materials relating to the Corio Services or the Software that such trademarks are the property of the originating party. Upon termination of this Agreement, each party shall cease all display, advertising and use of all Trademarks of the other party and shall not thereafter use, advertise or display any trademark, trade name or logo which is, or any part of which is, confusingly similar to any such designation association with Corio or the Corio Services or Changepoint or any Changepoint product.

6.2 PROMOTION MATERIALS AND ACTIVITIES. All representations of the other party's Trademarks that a party intends to use shall be exact copies of those used by the other party and shall first be submitted to the originating party for approval of design, color and use, including use in conjunction with advertisement, service and promotional materials, which consent shall not be unreasonably withheld or delayed. To ensure trademark quality, each party shall fully

         *** The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

         comply with all written guidelines provided by the other party concerning the use of the originating party's Trademarks. Each party agrees to change or correct any material or activity that the originating party determines to be inaccurate, objectionable, misleading or a misuse of the originating party's Trademarks.

6.3 GOODWILL AND TRADEMARKS. Each party acknowledges that the other has and will have substantial goodwill in its Trademarks used in conjunction with this Agreement, and agrees it shall not do anything that could injure, diminish or depreciate the value of the goodwill associated with the Trademarks or business of the other. All goodwill associated with the use of each party's Trademarks shall enure exclusively to the owner of such Trademarks.

6.4 CONDUCT OF BUSINESS. Each party shall conduct its business of marketing each other's products and services pursuant to this Agreement in a manner that will reflect favorably on the good name and reputation of the other party. Each party shall comply with all laws, regulations and ordinances in dealing with each other and with third parties, and in performing their respective obligations under this Agreement. Each party shall refrain from engaging in any unfair or deceptive trade practice or unethical business practice that could unfavorably reflect upon the other party and its products or services.

7        WARRANTIES AND DISCLAIMER.

7.1 NO CONFLICT. Each party represents and warrants to the other party that it is under no current obligation or restriction, nor will it knowingly assume any such obligation or restriction that does or would in any way interfere or conflict with, or that does or would present a conflict of interest concerning the performance to be rendered hereunder or the rights and licenses granted herein.

7.2 INTELLECTUAL PROPERTY WARRANTY. Changepoint represents and warrants to Corio that (a) Changepoint is the sole and exclusive owner of the Software or is a licensee of the Software; (b) Changepoint has full and sufficient right, title and authority to grant the rights and/or licenses granted to Corio under this Agreement; (c) the Software does not contain any materials developed by a third party used by Changepoint except pursuant to a license agreement; and (d) the Software does not, to the best of Changepoint's knowledge and belief, infringe any patent, copyright, trade secret, trademark or other intellectual property rights of a third party.

7.3 PRODUCT WARRANTY. Changepoint warrants that the Software will perform in substantial accordance with the Documentation, and the media on which the Software is distributed will be free from defects in materials and workmanship under normal use, for a period of one hundred twenty (120) days after delivery of the Software to Corio for Acceptance Testing (the "Warranty Period"). In addition, Changepoint warrants that during the Warranty Period the Software is free of any willfully introduced computer virus, or any other similar harmful, malicious or hidden program or data, which is designed to disable, erase, or alter the Software, or any other files, data, or software. If, during the Warranty Period, the Software does not perform in substantial compliance with the Documentation, Changepoint shall take all commercially reasonable efforts to correct the Software, or if correction of the Software is reasonably not possible, at Changepoint's option, replace such Software free of charge. Changepoint will replace any defective media returned to Changepoint during the Warranty Period. In the event any such breach of warranty can not be reasonably corrected at Changepoint's sole expense, Corio has the right to terminate this Agreement and receive a refund of all prepaid fees, if any. The foregoing are Corio's sole and exclusive remedies for breach of the foregoing product warranty. The warranty set forth above is made to and for the benefit of Corio only. This product warranty shall not apply if:

         (a) the Software has been not properly installed and used at all times and in accordance with the Documentation; and

         (b) Corio has requested modifications, alterations or additions to the Software that cause it to deviate from the Documentation.

7.4 PRODUCT WARRANTY - YEAR 2000 COMPLIANCE. Changepoint warrants that the Software, when used in accordance with the Documentation, is in all material respects capable upon installation of accurately processing, providing and/or receiving date data from, into and between the twentieth and twenty-first centuries, including the years 1999 and 2000, and leap year calculations; provided that all licensee and third party equipment, systems, hardware, software and firmware used in combination with the Software properly exchange date data with the Software and accurately process, provide and/or receive date data from, into and between the twentieth and twenty-first centuries, including the years 1999 and 2000, and leap year calculations. Changepoint's sole liability under this Section 7.4 is limited to use of reasonable efforts to correct or replace the defective Software with conforming Software, and if neither of the foregoing are commercially practicable, as determined by Changepoint in its reasonable discretion, Changepoint may, at its option, terminate this Agreement and refund all prepaid fees, if any. The foregoing are Corio's sole and exclusive remedies for breach of this Year 2000 warranty and Changepoint's sole obligation.

7.5 CORIO WARRANTIES. Corio represents and warrants that (i) it has the right and power to enter into and fully perform this Agreement, (ii) in entering into this Agreement, Corio is not, to the best of its knowledge and belief, in breach of any contractual or other obligation to any third party, (iii) it will comply with the terms of its agreements with its Customers who purchase the right to use the Software in connection with the Corio Services; (iv) it shall not make any representations about the Software to third parties, including Customers, which it is not authorized by Changepoint in writing to make, or which are not set forth in the Documentation or other written sales, marketing and training materials provided by Changepoint intended for distribution to customers, and (v) it shall not make any representations and warranties on behalf of Changepoint unless expressly authorized by Changepoint in writing.

7.6 DISCLAIMER. Except as expressly provided herein, CHANGEPOINT LICENSES THE SOFTWARE TO CORIO ON AN "AS IS" BASIS. NEITHER PARTY MAKES ANY OTHER WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, MERCHANTABLE QUALITY, NONINFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE.

8        INDEMNIFICATION.

8.1 BY CHANGEPOINT. Changepoint shall indemnify, defend and hold harmless Corio and its Customers from any and all damages, liabilities, costs and expenses (including reasonable attorneys' fees) awarded by a court against Corio or its Customers, and from settlements approved in writing by Changepoint, arising out of any claim that the Software infringes any patent, copyright, trademark or trade right secret of a third party; provided that Corio or its Customer promptly notifies Changepoint in writing of any such claim and promptly tenders the control and the defense and settlement of any such claim to Changepoint at Changepoint's expense and with Changepoint's choice of counsel. Nothing in this provision shall limit Changepoint's immediate duty to defend Corio and its Customers against any such claims. Corio or its Customer shall cooperate with Changepoint, at Changepoint's expense, in defending or settling such claims and Corio or its Customer may join in defense with counsel of its choice at its own expense. If the Software is, or in the opinion of Changepoint may become, the subject of any claim of infringement or if it is adjudicatively determined that the Software infringes, then Changepoint may, at its sole option and expense, either (i) procure for Corio the right from such third party to use the Software, (ii) replace or modify the Software with other suitable and substantially equivalent products so that the Software becomes noninfringing, or if (i) and (ii) are not practicable after Changepoint has exhausted all reasonable efforts, (iii) terminate this Agreement.

8.2 LIMITATIONS. Changepoint shall have no liability for any infringement based on (i) the use of the Software other than as set forth in the Documentation; (ii) the modification of the Software by a party other than Changepoint, when such infringement would not have occurred but for such modification, (iii) the combination of the Software with any other hardware or software product or service when such infringement would not have occurred using the Software by itself or (iv) Corio's copying, distribution or use of the Software after receiving Changepoint's written notice to Corio of a third party claim of infringement applicable to the Software.

 8.3 BY CORIO. Corio shall indemnify, defend and hold harmless Changepoint and its affiliated companies from any and all damages, liabilities, costs and expenses (including reasonable attorneys' fees) awarded by a court against Changepoint and its affiliated companies, and from settlements approved in writing by Corio, for infringement of any patent, copyright, trademark or trade right secret of a third party arising out (i) use of the Software by Corio other than as set forth in the Documentation or as authorized by this Agreement; (ii) modification of the Software by Corio except as authorized by Changepoint or by this Agreement, when such infringement would not have occurred but for such unauthorized modification, (iii) Corio's copying, distribution or use of the Software after receiving Changepoint's written notice to Corio of a third party claim of infringement applicable to the Software, or
         (iv) a combination of the Software with other hardware or software product or service, if such infringement would not have occurred using the Software alone. Corio's obligation to indemnify Changepoint is subject to Changepoint providing Corio with prompt written notice of any such claim and promptly tendering the control and the defense and settlement of any such claim to Corio at Corio's expense and with Corio's choice of counsel. Nothing in this provision shall limit Corio's immediate duty to defend Changepoint against any such claims. Changepoint shall cooperate with Corio, at Corio's expense, in defending or settling any such claims and Changepoint may join in defense with counsel of its choice at its own expense.

9        LIMITATION OF LIABILITY.

         EXCEPT FOR LIABILITY ARISING UNDER SECTIONS 2.7, 8, 10 AND 12.3 OF THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY'S LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE USE OR PERFORMANCE OF THE SOFTWARE EXCEED THE TOTAL AMOUNT ACTUALLY PAID BY CORIO HEREUNDER FOR THE TRANSACTION WHICH THE LIABILITY RELATES TO DURING THE TWELVE (12) MONTHS IMMEDIATELY PRIOR TO THE CAUSE OF

         ACTION FIRST ARISING, EVEN IF IT IS A CONTINUOUS ONE, OR IN THE AGGREGATE, WITH RESPECT OF ALL CLAIMS ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE TOTAL AMOUNT ACTUALLY PAID BY CORIO UNDER THIS AGREEMENT TO CHANGEPOINT. EXCEPT FOR LIABILITY ARISING UNDER SECTIONS 2.7, 8, 10 AND 12.3 OF THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY TO THE OTHER PARTY FOR ANY LOST PROFITS OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY INDIRECT, INCIDENTIAL, SPECIAL OR CONSEQUENTIAL DAMAGES HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THE PARTIES AGREE THAT THIS SECTION 9 REPRESENTS A REASONABLE ALLOCATION OF RISK.

10       CONFIDENTIALITY.

         Each party hereby agrees that it shall not use any Confidential Information received from the other party other than as expressly permitted under the terms of the non-disclosure agreement in effect between the parties dated October 29, 1999, which is incorporated herein by reference and made a part hereof. For purposes of this Agreement, "Confidential Information" means the definition given to that term in such non-disclosure agreement. The parties agree that Changepoint's Software and Documentation (except that Documentation which this Agreement contemplates will be provided to Customers) shall be deemed Confidential Information subject to that non-disclosure agreement. The terms and conditions of this Agreement shall also be deemed Confidential Information subject to that non-disclosure agreement, but the terms of this Agreement may be disclosed by a party in connection with a significant transaction involving the merger or sale of all or a substantial part of the assets of the receiving party. Further, each party represents and warrants that their respective employees, agents, contractors or consultants that will be provided the other party's confidential information have or will have signed agreements with customary terms containing confidentiality provisions and assignment of inventions ("EMPLOYEE NDA/INVENTION AGREEMENT"). Each party covenants that during the term of this Agreement, it will continue to require all of such employees, agents, contractors or consultants to sign an Employee NDA/Invention Agreement.

11       TERM AND TERMINATION.

11.1 TERM. The term of this Agreement shall commence on the Effective Date and, subject to the provisions of this Agreement, shall continue in full force and effect for an initial period of five (5) years. Thereafter, this Agreement shall automatically renew for subsequent one
         (1) year periods unless either party provides the other party with written notification at least thirty (30) days prior to the expiration of the initial five (5) year term or any one (1) year renewal thereof of its intention to terminate this Agreement.

11.2 TERMINATION. If either party breaches any material term or condition of this Agreement and fails to cure such breach within sixty (60) days after receiving written notice of the breach, the nonbreaching party may terminate this Agreement on written notice at any time following the end of such sixty (60) day period. Notwithstanding the foregoing, Corio shall have thirty (30) calendar days after receipt of written notice from Changepoint to cure any nonpayment. Compliance by the Software with the Software's Documentation after expiration of the Warranty Period shall be deemed a material condition of this Agreement. To the extent permitted by applicable law, either party may terminate this Agreement by notice in writing to the other party in the event that (i) a receiver, trustee, liquidator, administrator or administrative receiver should be appointed for either party or its property, (ii) either party should become insolvent or unable to pay its debts as they mature or cease to pay its debts as they mature in the ordinary course of business, or makes an assignment for the benefit of creditors or makes a proposal to its creditors or files a notice of intention to do so, (iii) any proceedings should be commenced against either party under any bankruptcy, insolvency or debtor's relief law, and such proceedings are not vacated or set aside within fifteen (15) days from the date of commencement thereof, or (iv) either party is liquidated or dissolved (except as part of an assignment permitted under Section 14.1 of this Agreement).

11.3 EFFECT OF TERMINATION OR EXPIRATION. The following Sections shall survive the termination or expiration of this Agreement according to the provisions of this Section 11.3: 2.1, 2,2, 2.3, 4.2, 4,5, 4.6, 4.7,
         5.3, 7, 8, 9, 10, 12, 14 and Exhibits B and C. Corio's right to allow its then-existing Customers and their Software Users to use and access the Software in accordance with Sections 2.1 and 2.5 of this Agreement and all payment obligations related thereto shall survive any termination or expiration of this Agreement only for the remaining term of any contracts Corio has with its Customers to continue providing the Corio Services. Changepoint's obligation to provide Software Support and Maintenance to Corio and its Customers shall survive any termination or expiration of this Agreement for the remaining term of any contracts Corio has with such Customers to continue providing the Corio Services, provided Corio continues to make its revenue share fee payments (and Software Support and Maintenance payments under Section
         2.5 of this Agreement with respect to those licenses) to Changepoint as specified in this Agreement. Notwithstanding the foregoing, the license grants in Sections 2.1 and 2.2 of this Agreement, and Changepoint's continuing obligation to provide Software Support and Maintenance under Sections 4.2 and 5.3 of this Agreement shall terminate if Changepoint terminates this Agreement for Corio's non-payment or other material breach according to the provisions of Section 11.2 of this Agreement. Sections 7, 8, 9, 10, 12 and 14 of this Agreement shall survive termination or expiration of this Agreement for any reason. Upon termination or expiration of this Agreement, each party shall otherwise return or destroy any Confidential Information of the other party provided, however, Corio may retain such Confidential Information as is necessary for Corio to continue supporting it's then-existing Customers according to the provisions of this Section 11.3. Upon termination or expiration of this Agreement, all outstanding and unpaid amounts owed by Corio to Changepoint under this Agreement shall become immediately due and payable. Section 2.3 of this Agreement shall survive for the time period provided in such section.

12       SOURCE CODE ESCROW.

12.1 ESCROW ACCOUNT. Within sixty (60) days of the Effective Date, Changepoint agrees to execute an escrow agreement by and among Corio, Changepoint and a mutually acceptable escrow agent (the "ESCROW AGENT"). The Escrow Agent shall require Changepoint to place in an escrow account in Toronto a copy of the source code of the Software including all Updates and Upgrades thereto, documentation and similar materials (the "SOURCE CODE"). The escrow agreement shall contain, at a minimum, the terms and conditions set forth in this Section 12. Corio shall bear all fees, expenses and other charges to open and maintain such escrow account. If a Release Condition (as defined in Section 12.2 of this Agreement) occurs and the Escrow Agent provides the Source Code to Corio under the escrow agreement, Corio agrees to hold the Source Code in strict confidence, and not to use the Source Code for any purpose other than those purposes set forth under Section 12.3 of this Agreement. This source code escrow shall survive any termination or expiration of this Agreement for the remaining term of any contracts Corio has with such Customers to continue providing the Corio Services.

12.2 RELEASE. Corio shall notify Changepoint in writing if it believes that one of the following events (the "RELEASE CONDITIONS") has occurred and that it intends to seek release of the Source Code from the escrow account: (i) Changepoint's dissolution or ceasing to do business in the normal course, except as a result or a merger, amalgamation or sale of all or a substantial part of the assets of Changepoint, or (ii) Changepoint's repeated and material breach of Changepoint's Software Support and Maintenance obligations defined under Section 5 of this Agreement and EXHIBIT C pertaining to the correction of programming errors and such breach is not cured within sixty (60) days of receipt of written notice thereof from Corio. If Changepoint notifies Corio in writing that it disputes whether any such event has occurred, officers of each of the parties shall negotiate for a period of ten (10) business days to attempt to resolve the dispute. At the end of such ten
         (10) business day period, if the parties have not resolved the dispute, the matter shall be referred to dispute resolution in the manner set forth in the escrow agreement and there shall be no release until the dispute is resolved.

12.3     LICENSE. Upon the release of the Source Code to Corio pursuant to
         Section 12.2 of this Agreement, Corio shall have a royalty-free, nonexclusive, nontransferable, right and license at its head office to use and modify the Source Code to support and maintain the Software until the expiration or termination of Corio's Customers' License Agreements for the Corio Services. The object code derived from the Source Code so modified shall be subject to the same rights and restrictions on use, reproduction and disclosure that are contained in this Agreement with respect to the Software. Corio shall not distribute, sell or sublicense the Source Code or use the Source Code to develop new products or for commercial purposes other than to support Customers of the Corio Services. Subject to the licenses expressly granted in this Agreement, Changepoint shall retain all right, title and interest in and to the Source Code. Corio may disclose the Source Code to a contractor(s) for the purposes set forth in this
         Section 12.3 provided that such contractor is not a direct or indirect competitor of Changepoint of any affiliate of Changepoint, and provided further that such contractor(s) agrees to maintain the Source Code in strict confidence and to use the Source Code only as expressly permitted under this Section 12. Access to the Source Code shall be on a need to know only basis and shall be retained by contractors only for so long as reasonably required for the purposes set forth in this
         Section 12.

13       SHARED RESOURCES.

13.1 OPERATIONS. To the extent not provided for within the Statement of Work, Changepoint shall provide Corio with access to Changepoint operations personnel as reasonably requested by Corio, subject to availability of such personnel and payment by Corio of Changepoint's standard fees at a twenty percent (20%) discount along with payment by Corio of reasonable travel and living expenses. These Changepoint operations personnel shall work together with Corio personnel to optimize the architecture and performance of the Software in a hosted environment as well as to help Corio address changes Changepoint has made to the Software as part of an Update or Upgrade that affect Corio's ability to host the Software. Changepoint and Corio shall only commit personnel with expertise in installations, operating environments and networking functionality.

13.2 CONSULTING. To the extent not provided for within the Statement of Work, Changepoint shall provide Corio with access to Changepoint consulting personnel as reasonably requested by Corio, subject to availability of such personnel and payment by Corio of Changepoint's standard professional services fees at a twenty percent (20%) discount along with payment by Corio of reasonable travel and living expenses. These Changepoint consulting personnel shall initially work together with Corio personnel to develop implementation templates.

13.3 ENGINEERING. Subject to availability of such personnel, Changepoint shall, on a case by base basis, provide Corio with reasonable access to Changepoint engineering personnel at no additional cost to Corio. Such joint engineering work may include product development, including without limitation, technical and functional application development and integration.

13.4 OTHER. Any other services not provided for under this Agreement shall be subject to the terms of a separate agreement between the parties at a cost to Corio of twenty percent (20%) off Changepoint's standard fees for the applicable services.

14       MISCELLANEOUS.

14.1 ASSIGNMENT. Neither party may assign this Agreement or any rights or obligations hereunder, whether by operation of law or otherwise, without the prior written consent of the other party. Notwithstanding the foregoing, either party shall have the right to assign this Agreement in connection with the merger or acquisition of such party or the sale of all or substantially all of its assets related to this Agreement without such consent, except in the case where such transaction involves a direct competitor of the other party where consent of the other party will be required. Subject to the foregoing, this Agreement will bind and inure to the benefit of the parties, their respective successors and permitted assigns. Any assignment in violation of this Section 14.1 shall be null and void.

14.2 WAIVER AND AMENDMENT. No modification, amendment or waiver of any provision of this Agreement shall be effective unless in writing and signed by the party to be charged. No failure or delay by either party in exercising any right, power, or remedy under this Agreement, except as specifically provided herein, shall operate as a waiver of any such right, power or remedy.

14.3 CHOICE OF LAW; ARBITRATION; VENUE. This Agreement shall be governed by the laws of the State of California, USA, excluding conflict of laws provisions and excluding the 1980 United Nations Convention on Contracts for the International Sale of Goods. Any disputes arising out of this Agreement shall be resolved by binding arbitration in accordance with the then-current commercial arbitration rules of the American Arbitration Association ("RULES"). The arbitration shall be conducted by one (1) arbitrator appointed in accordance with the Rules in San Francisco County, California. A judgment upon the award may be entered in any court having jurisdiction of the parties, including without limitation the courts in San Francisco, California. The non-prevailing party in the arbitration shall pay all fees and charges of the American Arbitration Association; each party, however, shall be responsible for the payment of all fees and expenses connected with the presentation of its respective case.

14.4 NOTICES. All notices, demands or consents required or permitted under this Agreement shall be in writing. Notice shall be considered delivered and effective on the earlier of actual receipt or when (a) personally delivered; (b) the day following transmission if sent by facsimile followed by written confirmation by registered overnight carrier or certified United

         States or Canadian mail; or (c) one (1) day after posting when sent by registered private overnight carrier (e.g., DHL, Federal Express, etc.); or (d) five (5) days after posting when sent by certified United States or Canadian mail. Notice shall be sent to the parties at the addresses set forth on the first page of this Agreement or at such other address as shall be specified by either party to the other in writing.

14.5 INDEPENDENT CONTRACTORS. The parties are independent contractors with respect to each other. Each party is not and shall not be deemed to be an employee, agent, partner or legal representative of the other for any purpose and shall not have any right, power or authority to create any obligation or responsibility on behalf of the other.

14.6 SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, such provision shall be changed and interpreted so as to best accomplish the objectives of the original provision to the fullest extent allowed by law and the remaining provisions of this Agreement shall remain in full force and effect.

14.7 FORCE MAJEURE. Neither party shall be deemed to be in breach of this agreement for any failure or delay in performance caused by reasons beyond its reasonable control, including but not limited to acts of God, earthquakes, strikes or shortages of materials.

14.8 SUBCONTRACT. Changepoint understands and agrees that Corio shall solely direct the provision of Corio Services and may subcontract certain portions of the operations of the Corio Services to third parties at any time during the term of the Agreement. Corio shall not sublicense its distribution license rights under Section 2.5.

14.9 BANKRUPTCY. The parties hereto agree that Corio, as a licensee of Changepoint's intellectual property, shall be afforded all of the protections afforded to a licensee under Section 365(n) of the United States Bankruptcy Code, as amended from time to time (the "CODE") so that the Trustee or Debtor in Possession, as defined in the Code, will not interfere with Corio's license with respect to the Software as provided in this Agreement, as set forth in Section 365(n) of the Code. The equivalent provisions of Canadian bankruptcy law shall also apply to Corio's rights under this Agreement.

14.10 COMPLETE UNDERSTANDING. This Agreement including all Exhibits, the non disclosure agreement between the parties incorporated herein pursuant to Section 10 of this Agreement and the Statement of Work referenced in this Agreement and incorporated by reference herein, constitutes the final, complete and exclusive agreement between the parties with respect to the subject matter hereof, and supersedes any prior or contemporaneous agreement.

14.11 EXPORT CONTROLS AND U.S. GOVERNMENT TRANSACTIONS. Corio agrees that it shall not export or reexport the Software or Documentation outside the United States and Canada without first obtaining permission from applicable authorities in the United States and Canada. Changepoint agrees to reasonably assist Corio in obtaining any required export permissions at no additional cost to Corio. Corio agrees not to provide the Corio Services involving the Software to the United States government without the prior written consent of Changepoint as to the form and substance of the restricted rights legends to be applied to the Software.

14.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and which, if taken together, shall be deemed to constitute one and the same instrument.

14.13 CONSTRUCTION. The fact that one party drafted some or all of this Agreement shall not be held against such party in any dispute regarding construction or interpretation of this Agreement or any part of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

CORIO, INC.                                   CHANGEPOINT, INC.

By: _______________________________           By: _____________________________

Name: _____________________________           Name: ___________________________

Title: ____________________________           Title: __________________________

Date: _____________________________           Date: ___________________________

                                    EXHIBIT A

                                    SOFTWARE

1.       SOFTWARE.
         Changepoint v 5.1

2.       DEMONSTRATION SOFTWARE.
         Changepoint v 5.1

3.       RELATIONSHIP MANAGERS. The Corio Relationship Manager shall be:
         ____________. The Changepoint Relationship Manager shall be:
         _____________.

4. PRODUCT MANAGERS. For purposes of Section 5.4 of this Agreement, the Corio product manager shall be: _______________. The Changepoint product manager shall be:______________________.

                              CONFIDENTIAL TREATMENT

                                    EXHIBIT B

                                     PRICING

SOFTWARE:
Changepoint v 5.1

REVENUE SHARING FEES:

1.       Corio Customer Application Management Revenue:

         Corio to pay Changepoint *** of all Application
         Management Revenue from Corio Customers for use of Changepoint Software subject to the following limitations.

                A. The Corio invoice amounts used to calculate the revenues subject to this revenue share shall not include Professional Service fees or Network access fees.

                B. These Application Management Revenue fees shall begin accruing when the Corio Customer first commences making payments to Corio for the Corio Services.

         Software support and maintenance fees are included in the 10% Revenue Sharing Fee.

PAYMENT TERMS

Revenue Sharing Fees: Quarterly payments shall be due to receiving party, net 30 days after quarter close.
Implementation or Professional Service Fees: Net 30 days from date of Changepoint invoice, which shall be issued only after successful completion of each agreed upon milestone.

*** The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                    EXHIBIT C

                            CUSTOMER SERVICE OUTLINE

CORIO RESPONSIBILITIES:

Corio will provide "Level 1 Support" and "Level 2 Support" directly to Customers and Software Users.

Level 1 Support means the service provided in response to the initial phone call placed by a Customer or Software User which identifies and documents an error in the Software. This includes problem source identification assistance, problem analysis, problem resolution, installation planning information and preventative and corrective service information.

Level 2 Support means the service provided to analyze or reproduce the error or to determine that the error is not reproducible. This includes problem recreation and in-depth technical analysis.

Corio shall use all commercially reasonable efforts to promptly provide Changepoint with notification of "bugs" encountered in the Software.

CHANGEPOINT RESPONSIBILITIES:

Changepoint will provide "Level 3 Support" to Corio for problems that have been escalated beyond Level 2 Support.

Changepoint will provide Level 3 Support to Corio according to the following problem priority level definitions and respective schedules:

- "Priority One Problems" are those in which the Software fails to perform major functions on a system-wide basis resulting in a critical business impact. Changepoint will allocate resources to address the problem within two (2) business hours.

- "Priority Two Problems" are those in which the functionality of the Software is substantially restricted or the problem is restricted to individual workstations. Changepoint will allocate resources to address the problem within eight (8) business hours.

- "Priority Three Problems" are those in which the functionality of the Software is slightly restricted. Changepoint will allocate resources to address the problem within two (2) business days.

- "Priority Four Problems" are minor errors that do not affect the functionality of the Software. Changepoint will allocate resources to address the problem within five (5) business days.

Beginning February 15, 2000, Changepoint, as part of Level 3 Support will provide access 24 hours per day, 7 days per week telephone or pager support for Priority One Problems.

Corio shall use all commercially reasonable efforts to promptly provide Changepoint with notification of "bugs" encountered in the Software.

                                    EXHIBIT D

                         SALES AND MARKETING COOPERATION

The parties agree to the following non-binding sales and marketing cooperation efforts:

1. RELATIONSHIP MANAGERS. The parties' Relationship Managers would attempt to meet at mutually agreeable times no less than every quarter to review and coordinate sales efforts and review customer response to the Software and the Corio Services, and address other topics related to this Agreement.

2. JOINT MARKETING PLANS. During the term of this Agreement the parties agree to develop, review and submit to each other new and continuing marketing plans with respect to the Corio Services and the Software, respectively.

3. MARKETING FUND. Within six (6) months after the Effective Date of the Agreement, Corio and Changepoint each would contribute to a marketing fund to be jointly managed by the parties to promote the sale and marketing of the Corio Services and the Software. Each party's initial amount of contribution is Fifty Thousand dollars ($50,000U.S.).

4. PERSONNEL. Each party agrees to assign sufficient sales or marketing personnel to assist in the sales and marketing promotional activity set forth in this Exhibit D.

5. COOPERATION AND PUBLICITY. Upon mutual agreement, Corio and Changepoint may engage in the following activities: joint publicity releases, joint marketing materials, joint marketing calls, joint conference and trade show efforts, and strategy coordination concerned with promoting the Software and the Corio Services in the commercial marketplace.

6. INITIAL CUSTOMERS. Within sixty (60) days after the Effective Date of the Agreement, Corio agrees to use commercially reasonable efforts to obtain orders from two (2) Customers for the Corio Services which include access to the Software.

7. SALES INCENTIVES. During the period of their preferred relationship, the parties will provide their internal and external sales personnel sufficient incentives designed to actively promote and encourage cross selling of the Corio Services and the Software, respectively.

                                    EXHIBIT E

                      CUSTOMER LICENSE TERMS AND CONDITIONS

1. THIRD-PARTY BENEFICIARY. Changepoint, Inc. ("Changepoint") shall be a direct and intended third-party beneficiary to this Agreement.

2. AUDIT. Changepoint's independent certified auditors will have the right, exercisable not more than once every twelve (12) months, to inspect upon reasonable notice and during End User's regular business hours, End User's relevant records to verify End User's compliance with the terms of this Agreement and/or Changepoint's compliance with its obligations to Changepoint.

3. NO ADDITIONAL WARRANTY. CORIO MAY PROVIDE THE SOFTWARE TO END USERS WITH ONLY THOSE WARRANTIES GIVEN BY CHANGEPOINT TO CORIO IN THE ATTACHED AGREEMENT. ALL OTHER CONDITIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY, ARE DISCLAIMED, INCLUDING WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. CORIO SHALL BE SOLELY RESPONSIBLE FOR ANY WARRANTIES IT MAY GIVE TO END USERS WHICH ARE IN ADDITION TO OR OTHERWISE DIFFERENT FROM THOSE WARRANTIES GIVEN BY CHANGEPOINT TO CORIO IN THE ATTACHED AGREEMENT.

4. LIMITATION OF LIABILITY. IN NO EVENT WILL CHANGEPOINT BE LIABLE UNDER SUCH AGREEMENT FOR ANY LOSS OF PROFITS, LOSS OF USE, BUSINESS INTERRUPTION, LOSS OF DATA, COST OF COVER OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND IN CONNECTION WITH OR ARISING OUT OF THE FURNISHING, PERFORMANCE OR USE OF THE SOFTWARE OR SERVICES PERFORMED HEREUNDER, WHETHER ALLEGED AS A BREACH OF CONTRACT OR TORTIOUS CONDUCT, INCLUDING NEGLIGENCE, EVEN IF CHANGEPOINT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN ADDITION, CHANGEPOINT WILL NOT BE LIABLE FOR ANY DAMAGES CAUSED BY DELAY IN DELIVERY OR FURNISHING THE SOFTWARE OR SAID SERVICES. CHANGEPOINT'S, LIABILITY UNDER SUCH AGREEMENT FOR DIRECT, INDIRECT, SPECIAL, INCIDENTAL AND/OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, RESTITUTION, WILL NOT, IN ANY EVENT, EXCEED THE FEE PAID BY END USER TO CHANGEPOINT UNDER SUCH AGREEMENT.

5. SOFTWARE USER LIMITS. The Software may only be used by the number of Software Users licensed under Customer agreements with Corio for the Software as part of the Corio Services.

6. RESTRICTIONS ON END USE. Software Users shall not reverse engineer the Software and shall maintain the Software in confidence.

                              CONFIDENTIAL TREATMENT

                                    EXHIBIT F

                        SCHEDULE FOR WEB-ENABLED SOFTWARE

LEGEND

  [CLOCK] Feature shall exist in v5.2 of the "Software" (shipping approximately Dec 15, 1999)

   Q1/Q2    Feature planned for Q1 or Q2 calendar year 2000

------------------------------------------------------------------------------------
FEATURE DESCRIPTION                                               BROWSER CLIENT
-------------------                                               --------------
------------------------------------------------------------------------------------
MY FAVOURITES
-------------
------------------------------------------------------------------------------------
Home Page
------------------------------------------------------------------------------------
            Reminders                                                 ***
------------------------------------------------------------------------------------
            Workflow                                                  ***
------------------------------------------------------------------------------------
            Approve/Reject Time                                       ***
------------------------------------------------------------------------------------
            Approve/Reject Expense Reports                            ***
------------------------------------------------------------------------------------
            Approve/Reject Invoices                                   ***
------------------------------------------------------------------------------------
            Scheduled Activities                                      ***
------------------------------------------------------------------------------------
            Pipeline Report                                           ***
------------------------------------------------------------------------------------
My Contacts
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------
            Maintain List                                             ***
------------------------------------------------------------------------------------
Projects
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------
            Create                                                    ***
------------------------------------------------------------------------------------
            Edit                                                      ***
------------------------------------------------------------------------------------
            Delete                                                    ***
------------------------------------------------------------------------------------
            Create Attachment                                         ***
------------------------------------------------------------------------------------
            View Attachment                                           ***
------------------------------------------------------------------------------------
            Delete Attachment                                         ***
------------------------------------------------------------------------------------
            Change Status                                             ***
------------------------------------------------------------------------------------
            Gantt Planning Tool                                       ***
------------------------------------------------------------------------------------
            Reassign Project                                          ***
------------------------------------------------------------------------------------
            Project Rollup                                            ***
------------------------------------------------------------------------------------
            MSP Integration                                           ***
------------------------------------------------------------------------------------
Tasks
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------

*** The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.


                             CONFIDENTIAL TREATMENT

            Create                                                    ***
------------------------------------------------------------------------------------
            Edit                                                      ***
------------------------------------------------------------------------------------
            Delete                                                    ***
------------------------------------------------------------------------------------
            Reorder                                                   ***
------------------------------------------------------------------------------------
            Create Attachment                                         ***
------------------------------------------------------------------------------------
            View Attachment                                           ***
------------------------------------------------------------------------------------
            Delete Attachment                                         ***
------------------------------------------------------------------------------------
            Update Billing Role                                       ***
------------------------------------------------------------------------------------
            Status Task                                               ***
------------------------------------------------------------------------------------
            Baseline                                                  ***
------------------------------------------------------------------------------------
            Create Sub-Project                                        ***
------------------------------------------------------------------------------------
Timesheet
------------------------------------------------------------------------------------
            View Time                                                 ***
------------------------------------------------------------------------------------
            Book Time                                                 ***
------------------------------------------------------------------------------------
            Status Tasks                                              ***
------------------------------------------------------------------------------------
            Central Time Booking                                      ***
------------------------------------------------------------------------------------
Expense sheet
------------------------------------------------------------------------------------
            View Expenses                                             ***
------------------------------------------------------------------------------------


*** The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                            CONFIDENTIAL TREATMENT

------------------------------------------------------------------------------------
            Enter Expenses                                            ***
------------------------------------------------------------------------------------
            Create Expense Report                                     ***
------------------------------------------------------------------------------------
            Central Expense Submission                                ***
------------------------------------------------------------------------------------
Team Folders
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------
            Create New Items                                          ***
------------------------------------------------------------------------------------
            Edit Items                                                ***
------------------------------------------------------------------------------------
            Create New Team Folders                                   ***
------------------------------------------------------------------------------------
Availability
------------------------------------------------------------------------------------
            View Calendar                                             ***
------------------------------------------------------------------------------------
            Update Calendar                                           ***
------------------------------------------------------------------------------------
DIRECTORY
---------
------------------------------------------------------------------------------------
Companies
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------
            Create                                                    ***
------------------------------------------------------------------------------------
            Edit                                                      ***
------------------------------------------------------------------------------------
            Delete                                                    ***
------------------------------------------------------------------------------------
            Create Attachment                                         ***
------------------------------------------------------------------------------------
            View Attachment                                           ***
------------------------------------------------------------------------------------
            Delete Attachment                                         ***
------------------------------------------------------------------------------------
Contacts
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------
            Create                                                    ***
------------------------------------------------------------------------------------
            Edit                                                      ***
------------------------------------------------------------------------------------
            Delete                                                    ***
------------------------------------------------------------------------------------
Resource
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------
            Group Homepages                                           ***
------------------------------------------------------------------------------------
            Personal Options                                          ***
------------------------------------------------------------------------------------
Product
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------
            Create                                                    ***
------------------------------------------------------------------------------------
            Edit                                                      ***
------------------------------------------------------------------------------------
            Delete                                                    ***
------------------------------------------------------------------------------------

*** The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.



                                CONFIDENTIAL TREATMENT

MARKETING
---------
------------------------------------------------------------------------------------
Prospects
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------
            Create                                                    ***
------------------------------------------------------------------------------------
            Edit                                                      ***
------------------------------------------------------------------------------------
            Import from file                                          ***
------------------------------------------------------------------------------------
            Delete                                                    ***
------------------------------------------------------------------------------------
Leads
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------
            Create                                                    ***
------------------------------------------------------------------------------------
            Edit                                                      ***
------------------------------------------------------------------------------------
            Delete                                                    ***
------------------------------------------------------------------------------------
Campaigns
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------
            Create                                                    ***
------------------------------------------------------------------------------------
            Edit                                                      ***
------------------------------------------------------------------------------------
            Delete                                                    ***
------------------------------------------------------------------------------------
Competition
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------
            Create                                                    ***
------------------------------------------------------------------------------------


*** The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                           CONFIDENTIAL TREATMENT

------------------------------------------------------------------------------------
            Edit                                                      ***
------------------------------------------------------------------------------------
            Delete                                                    ***
------------------------------------------------------------------------------------
Corporate News
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------
            Create                                                    ***
------------------------------------------------------------------------------------
            Edit                                                      ***
------------------------------------------------------------------------------------
            Delete                                                    ***
------------------------------------------------------------------------------------
SALES
-----
------------------------------------------------------------------------------------
Opportunities
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------
            Create                                                    ***
------------------------------------------------------------------------------------
            Edit                                                      ***
------------------------------------------------------------------------------------
            Delete                                                    ***
------------------------------------------------------------------------------------
            Create Attachment                                         ***
------------------------------------------------------------------------------------
            View Attachment                                           ***
------------------------------------------------------------------------------------
            Delete Attachment                                         ***
------------------------------------------------------------------------------------
Activities
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------
            Create                                                    ***
------------------------------------------------------------------------------------
            Edit                                                      ***
------------------------------------------------------------------------------------
            Delete                                                    ***
------------------------------------------------------------------------------------
            Print                                                     ***
------------------------------------------------------------------------------------
            Mark Complete                                             ***
------------------------------------------------------------------------------------
            Customize                                                 ***
------------------------------------------------------------------------------------
Sales Management
------------------------------------------------------------------------------------
CLIENT SERVICES
---------------
------------------------------------------------------------------------------------
Engagements
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------
            Create                                                    ***
------------------------------------------------------------------------------------
            Edit                                                      ***
------------------------------------------------------------------------------------
            Delete                                                    ***
------------------------------------------------------------------------------------
            Create Attachment                                         ***
------------------------------------------------------------------------------------
            View Attachment                                           ***
------------------------------------------------------------------------------------
            Delete Attachment                                         ***
------------------------------------------------------------------------------------

*** The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.



                                CONFIDENTIAL TREATEMNT


            Resource Scheduling                                       ***
------------------------------------------------------------------------------------
            Resource Search                                           ***
------------------------------------------------------------------------------------
            Skill Search                                              ***
------------------------------------------------------------------------------------
SUPPORT DESK
------------
------------------------------------------------------------------------------------
Support Customers
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------
Calls
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------
            Create                                                    ***
------------------------------------------------------------------------------------
            Edit                                                      ***
------------------------------------------------------------------------------------
            Book Time                                                 ***
------------------------------------------------------------------------------------
Knowledge Base
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------
            Create                                                    ***
------------------------------------------------------------------------------------
            Edit                                                      ***
------------------------------------------------------------------------------------
            Search                                                    ***
------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------
            Create                                                    ***
------------------------------------------------------------------------------------
            Edit                                                      ***
------------------------------------------------------------------------------------


*** The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                             CONFIDENTIAL TREATMENT

------------------------------------------------------------------------------------
FINANCE
-------
------------------------------------------------------------------------------------
Invoices
------------------------------------------------------------------------------------
            View                                                      ***
------------------------------------------------------------------------------------
            Create                                                    ***
------------------------------------------------------------------------------------
            Edit                                                      ***
------------------------------------------------------------------------------------
            Delete                                                    ***
------------------------------------------------------------------------------------
            Submit for Approval                                       ***
------------------------------------------------------------------------------------
            Print                                                     ***
------------------------------------------------------------------------------------
            Approve/Reject Invoice                                    ***
------------------------------------------------------------------------------------
            Create Credit Note                                        ***
------------------------------------------------------------------------------------
            Edit Credit Note                                          ***
------------------------------------------------------------------------------------
            Record Payment                                            ***
------------------------------------------------------------------------------------
            Archive Invoice                                           ***
------------------------------------------------------------------------------------
Expense Advance
------------------------------------------------------------------------------------
            Create                                                    ***
------------------------------------------------------------------------------------
            Delete                                                    ***
------------------------------------------------------------------------------------
Currency Exchange
------------------------------------------------------------------------------------
            Add Exchange Rate                                         ***
------------------------------------------------------------------------------------
            Modify Exchange Rate                                      ***
------------------------------------------------------------------------------------
Time
------------------------------------------------------------------------------------
            De-Submit Time                                            ***
------------------------------------------------------------------------------------
            Transfer Time/Expense                                     ***
------------------------------------------------------------------------------------
REPORTING
---------
------------------------------------------------------------------------------------
            Report Viewing                                            ***
------------------------------------------------------------------------------------
            Report Favorites                                          ***
------------------------------------------------------------------------------------
            OLAP Analysis Tools                                       ***
------------------------------------------------------------------------------------


*** The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                    EXHIBIT G

                              CHANGEPOINT SOFTWARE

                  LICENSE AND MAINTENANCE AGREEMENT (U.S.A. SS)


   Between:                                    and:
   -------------------------------------------------------------------------------------
   CHANGEPOINT INC.                             CORIO, INC.

   1595 Sixteenth Avenue                        700 Bay Road
   Suite 700                                    Suite 210
   Richmond Hill, Ontario                       Redwood City, CA   94063
   Canada                                       U.S.A.
   L4B 3N9
   -------------------------------------------------------------------------------------
   (hereinafter referred to as "Changepoint")   (hereinafter referred to as "Customer")



Contract No.  _______________

This Agreement sets out the terms pursuant to which Customer may use the Licensed Materials (as that term is hereinafter defined). This Agreement also sets out the terms pursuant to which Changepoint will provide Implementation Services and Maintenance Services to Customer.

The "CHANGEPOINT Software License and Maintenance Agreement - Terms and Conditions" on the following pages of this document and the attached Appendix A form an integral part of this Agreement.

The parties by their authorized representatives and intending to be legally bound have entered into this Agreement as of the ___ day of _____, 1999 (the "Effective Date").

CHANGEPOINT INC.                               CORIO, INC.

Signature ________________________             Signature _____________________

Name _____________________________             Name __________________________

Title ____________________________             Title _________________________

                              CHANGEPOINT SOFTWARE

                       LICENSE AND MAINTENANCE AGREEMENT -

                              TERMS AND CONDITIONS

                           ARTICLE 1 - INTERPRETATION

1.1      DEFINITIONS

         In this Agreement and in Appendix A the following terms shall have the respective meanings ascribed to them as follows:

(A) "AFFILIATE" means with respect to any person, any other person directly or indirectly controlling, controlled by, or under common control of such person. "Control" as used here means the legal, beneficial or equitable ownership, directly or indirectly, of more than 50% of the aggregate of all voting interests in such entity.

(B) "BUSINESS DAYS" means Monday through Friday excluding any day which is a nationally observed holiday in both the United States of America and Canada.

(C)      "BUSINESS HOURS" means 8:00 a.m. - 7:00 p.m. Eastern Time on Business
         Days.

(D) "CLIENT ACCESS LICENSE" means a Software License which authorizes Customer to install a Component of the Licensed Software on a single client device (e.g. - computer workstation).

(E) "COMPONENTS" mean the components of the CHANGEPOINT Software referred to in Appendix A.

(F) "CONFIDENTIAL INFORMATION" means (i) all information of either party or its affiliates or of third persons to whom a party owes a duty of confidence that is marked confidential, restricted or proprietary or that may reasonably be considered as confidential from its nature or from the circumstances surrounding its disclosure; and (ii) the Licensed Materials.

(G) "DOCUMENTATION" means in relation to the Licensed Software, the user documentation made generally available by Changepoint to customers which have been granted a license from Changepoint to use the Licensed Software.

(H)      "INSTALLATION FEES" has the meaning given to it in Section 4.2.

(I)      "INSTALLATION SERVICES" has the meaning given to it in Section 3.2.

(J) "INTELLECTUAL PROPERTY RIGHTS" includes all worldwide intellectual and industrial property rights including all rights in each country to copyrights, trademarks, service marks, patents, inventions, industrial designs, trade secrets, trade dress and all other proprietary rights.

(K) "LICENSE" means Customer's license to use the Licensed Materials described in Article 2 and in Appendix A.

(L) "LICENSE FEES" means the license fees to be paid by Customer to Changepoint which are described in Section 4.1.

(M) "LICENSED MATERIALS" means the Licensed Software and Documentation and includes Maintenance Releases and Enable Codes which Changepoint may from time to time provide to Customer hereunder.

(N) "LICENSED SOFTWARE" means the Components of the CHANGEPOINT Software in object code format licensed to Customer hereunder and described in Appendix A and such additional Components of the CHANGEPOINT Software which Customer and Changepoint hereinafter agree shall be added to Appendix A.

(O)      "MAINTENANCE" has the meaning given to it in Section 4.2.

(P)      "MAINTENANCE FEES" has the meaning given to it in Section 4.2.

(Q) "MAINTENANCE RELEASE" means new versions and releases of the Licensed Software which Changepoint makes generally available to its customers who have contracted with it to receive Maintenance Service for the Licensed Software.

(R)      "MAINTENANCE SERVICES" means the services described in Section 7.2.

(S) "SOFTWARE LICENSES" means the utilization licenses and associated restrictions with respect to the Licensed Software granted to Customer hereunder which are set forth in Appendix A.

(T)      "WARRANTY PERIOD" means the period as set out in Appendix A.

(U)      "WARRANTY SUPPORT" means the warranty support set forth in Section
         6.1(a).

                               ARTICLE 2 - LICENSE

2.1      LICENSE

(a)      Subject to the provisions of this Agreement including the provisions of
Article 8, Changepoint hereby grants to Customer and Customer hereby accepts from Changepoint the perpetual, personal, non-transferable and non-exclusive Software Licenses to use the Licensed Software for Customer's internal business purposes. Customer may also make a reasonable number of back-up copies, but not to exceed two (2) copies, of the Licensed Software for use as part of Customer's disaster recovery plan.

(b) The Licensed Materials may be used only as set out in this Agreement and Customer agrees not to make any copies (whether in electronic or any other form) or use thereof other than as expressly permitted herein or by Changepoint in writing in advance, even if it is technically feasible to do so. Without limiting the generality of the foregoing, Customer agrees to use the Licensed Software only to the extent authorized by the Software Licenses.

(c) Customer's License to use the Licensed Materials shall commence on the Effective Date.

2.2      DOCUMENTATION

         The Documentation may be used by Customer at Customer sites for the purpose of assisting Customer in using the Licensed Software for the internal business purposes of Customer. Changepoint agrees to deliver one copy of the Documentation to Customer in either printed or electronic form. Documentation provided in machine readable form may be printed and used solely for the internal business purposes of Customer. No other reproduction or use of the Documentation is permitted.

2.3      THIRD PARTY USERS

         For the purpose of operating Customer's business, the parties intend that certain unrelated third parties with whom Customer has a business relationship such as a supplier or customer and the employees of such third person (hereunder "Business Third Parties"), will have limited right to use certain Components of the Licensed Software solely for the purpose of providing services to Customer. All such persons must execute an agreement in writing with Customer to maintain the Confidential Information in confidence and to use the Licensed Materials only as permitted. Customer agrees to strictly enforce the provisions of such non-disclosure agreements set forth in this Section 2.3 and all other provisions of this Agreement as applicable to any and all uses of the Licensed Materials.

                      ARTICLE 3 - DELIVERY AND INSTALLATION

3.1      DELIVERY OF LICENSED MATERIALS

         Changepoint agrees to deliver to Customer one (1) copy of the most current release and version of the Licensed Materials. The Documentation will be provided solely in the English language.

3.2      INSTALLATION SERVICES

         Changepoint agrees to provide the installation services (the "Installation Services") described in Appendix A.

3.3      ENABLE CODES

         To enable Customer to install the Licensed Software, Changepoint will provide Customer with information or data which are intended to enable the Licensed Software to be used ( the "Enable Codes"). The Enable Codes are designed to enable Customer to use the Licensed Software in accordance with the number of Software Licenses acquired hereunder. Customer acknowledges and agrees that additional Enable Codes will need to be obtained from Changepoint if Customer acquires one or more additional Software Licenses from Changepoint. Customer agrees not to, and shall cause all users not to, modify, adapt or create derivative works of any Enable Codes provided, develop or have developed any Enable Codes, or use any Enable Codes other than those provided by Changepoint.

                       ARTICLE 4 - PRICE AND PAYMENT TERMS

4.1      LICENSE FEES

         Customer shall pay to Changepoint the license fees described in Appendix A (the "License Fees"). The License Fees shall be due and paid as provided for in Appendix A.

4.2      MAINTENANCE AND INSTALLATION FEES

         Customer agrees to pay to Changepoint the Maintenance Fees and the Installation Fees set out in Appendix A.

4.3      TAXES AND INTEREST

(a) Customer shall pay (and Changepoint shall have no liability for), any taxes, tariffs, duties and other charges or assessments imposed or levied by any government or governmental agency in connection with this Agreement, including, without limitation, any federal, provincial, state and local sales, use, goods and services, value-added and personal property taxes on any payments due Changepoint in connection with the Licensed Materials and/or Maintenance Services and other services provided hereunder, excluding only income taxes payable by Changepoint.

(b) All overdue payments shall bear interest at a rate of 12% per annum on the amounts outstanding from the time such amounts become due until payment is received by Changepoint.

           ARTICLE 5 - PROPRIETARY RIGHTS AND CONFIDENTIAL INFORMATION

5.1      TITLE TO LICENSED MATERIALS

         Customer acknowledges and agrees that Changepoint or licensors of Changepoint shall retain all right, title and interest in and to the Licensed Materials and all copies thereof, including, without limitation, the Intellectual Property Rights therein, and that nothing herein transfers or conveys to Customer any ownership right, title or interest in or to the Licensed Materials or to any copy thereof or any license right with respect to same not expressly granted herein, including, without limitation, with respect to the Intellectual Property Rights therein.

5.2      CONFIDENTIAL INFORMATION

(a) Each party agrees to maintain the confidentiality of the Confidential Information of the other party and to use same only as expressly authorized herein. Each party shall safeguard and maintain the other party's Confidential Information in strict confidence and shall not disclose, provide, or make the Confidential Information or any part thereof available in any form or medium to any person except to such party's employees, and to contractors and consultants of such party who have executed an agreement in writing to protect such Confidential Information and who have a need to access such Confidential Information hereunder.

(b) The provisions of Section 5.2(a) shall not apply to any information which: (i) was at the time of disclosure to a party, in the public domain, (ii) after disclosure to a party becomes part of the public domain through no fault of the receiving party, (iii) was in the possession of the receiving party prior to the time of disclosure to it without any obligation of confidence or any breach of confidence, (iv) was received after disclosure to a party from a third party who had a lawful right to disclose such information to it, (v) was independently developed by a party without reference to the confidential information of the other party or (vi) was ordered to be disclosed by a court, administrative agency, or other governmental body with jurisdiction over the parties hereto, provided that the ordered party will first have provided the disclosing party with prompt written notice of such required disclosure and will take reasonable steps to allow the disclosing party to seek a protective order with respect to the confidentiality of the information required to be disclosed. Further, the ordered party will promptly cooperate with and assist the disclosing party in connection with obtaining such protective order.

5.3      PROTECTION OF PROPRIETARY RIGHTS

(a) Customer shall not remove any proprietary, copyright, patent, trade mark, design right, trade secret, or any other proprietary rights legends from the Licensed Materials.

(b) Customer agrees not to disassemble, decompile, translate or convert into human readable form or into another computer language, reconstruct or decrypt, or reverse engineer, all or any part of the Licensed Materials in accordance with law. Further, Customer shall not write or develop any derivative works or computer programs based upon any part of the Licensed Materials.

5.4      EXPORT OF SOFTWARE

         Customer will not export or re-export the Licensed Materials or any copies thereof, either directly or indirectly, outside of the country in which such materials are delivered to Customer except in compliance with all applicable laws, ordinances and regulations. Customer shall have the exclusive obligation to ensure that any export of the Licensed Materials is in compliance with all applicable export laws and the laws of any foreign country.

                      ARTICLE 6 - WARRANTIES OF CHANGEPOINT

6.1      WARRANTY AND DISCLAIMERS

(a) Changepoint warrants that during the Warranty Period: (i) the Licensed Software will conform substantially to the description thereof in the Documentation, and (ii) the media upon which the Licensed Software and Documentation are provided will be free from defects in materials and workmanship.

(b) Changepoint warrants that the Licensed Software shall be able to accurately process date data (including but not limited to, calculating, comparing, and sequencing) from, into and between the 20th and 21st century (the "Y2K Warranty"). However, such warranty does not apply to any failures to process date data that result from any software other than the Licensed Software or hardware or which relate to accepting data from any system not supplied by Changepoint. For greater clarity the Y2K Warranty shall only apply if Customer uses the Software in accordance with the Documentation.

(c) Customer's exclusive remedy and Changepoint's sole obligation with respect to the breach of any of the foregoing warranties is for Changepoint to
(i) make commercially reasonable efforts to correct or provide Customer with a workaround for the failure of the Licensed Software to conform substantially to the description thereof in the Documentation or to comply with the Y2K Warranty, as the case may be, or, at Changepoint's sole option, provide Customer with a refund for the License Fees paid with respect to such Licensed Software, and
(ii) provide Customer with replacement media in the event there are defects in materials or workmanship in the media upon which the Licensed Software and Documentation are provided if the media is returned to Changepoint within the Warranty Period.

(d) OTHER THAN THE WARRANTIES EXPRESSLY SET FORTH IN SECTION 6.1(A) AND 6.1(B), CHANGEPOINT EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS, WARRANTIES AND CONDITIONS OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, REPRESENTATIONS, WARRANTIES AND CONDITIONS OF QUALITY, PERFORMANCE, RESULTS, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND THOSE ARISING BY STATUTE OR OTHERWISE IN LAW OR FROM A COURSE OF DEALING OR USE OF TRADE. CHANGEPOINT DOES NOT REPRESENT OR WARRANT THAT (I) THE LICENSED MATERIALS WILL MEET CUSTOMER'S BUSINESS REQUIREMENTS, (II) THE OPERATION OF THE LICENSED SOFTWARE WILL BE ERROR-FREE OR UNINTERRUPTED OR (III) THAT ALL PROGRAMMING ERRORS CAN BE CORRECTED.

(e) Customer is responsible for taking precautionary measures to prevent the loss or destruction of customer data and databases such as, for example, making regular backups and verifying the results obtained from using the Licensed Materials, and Changepoint shall have no obligations or liability whatsoever with respect to any such loss or destruction.

6.2      LIMIT OF LIABILITY

(a) FOR ANY BREACH OR DEFAULT BY CHANGEPOINT OF ANY OF THE PROVISIONS OF THIS AGREEMENT, OR WITH RESPECT TO ANY CLAIM ARISING HEREFROM OR RELATED HERETO, EXCEPT FOR ANY CLAIM FOR BREACH OF SECTION 5.2 (UNAUTHORIZED DISCLOSURE OF CONFIDENTIAL INFORMATION), OR FOR BREACH OF SECTION 6.4(A) (INTELLECTUAL PROPERTY INDEMNITY), CHANGEPOINT'S ENTIRE LIABILITY, REGARDLESS OF THE FORM OF ACTION, WHETHER BASED ON CONTRACT OR TORT, INCLUDING

NEGLIGENCE, SHALL IN NO EVENT EXCEED (I) THE AMOUNT PAID BY CUSTOMER HEREUNDER FOR THE LICENSED MATERIALS, (II) THE AMOUNT PAID BY CUSTOMER FOR THE MAINTENANCE SERVICE THAT IS THE SUBJECT OF THE CLAIM IF THE CLAIM RELATES TO A BREACH OR DEFAULT BY CHANGEPOINT OF THE PROVISIONS OF ARTICLE 7, (III) THE AMOUNT PAID BY CUSTOMER FOR THE INSTALLATION SERVICE THAT IS THE SUBJECT OF THE CLAIM IF THE CLAIM RELATES TO A BREACH OR DEFAULT BY CHANGEPOINT OF THE PROVISIONS OF THIS AGREEMENT PERTAINING TO INSTALLATION SERVICE, OR (IV) IN THE AGGREGATE WITH RESPECT TO ALL CLAIMS UNDER OR RELATED TO THIS AGREEMENT, THE AMOUNT PAID BY CUSTOMER UNDER THIS AGREEMENT.

(b) IN NO EVENT WILL CHANGEPOINT BE LIABLE FOR SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL LOSS OR DAMAGE, LOST BUSINESS REVENUE, LOSS OF PROFITS, LOSS OF DATA, FAILURE TO REALIZE EXPECTED PROFITS OR SAVINGS OR ANY CLAIM AGAINST CUSTOMER BY ANY OTHER PERSON (EVEN IF CHANGEPOINT HAS BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE).

(c) CHANGEPOINT SHALL BE LIABLE TO CUSTOMER AS EXPRESSLY PROVIDED IN THIS AGREEMENT BUT SHALL HAVE NO OTHER OBLIGATION, DUTY, OR LIABILITY WHATSOEVER IN CONTRACT, TORT OR OTHERWISE TO CUSTOMER INCLUDING ANY LIABILITY FOR NEGLIGENCE. THE LIMITATIONS, EXCLUSIONS AND DISCLAIMERS IN THIS AGREEMENT SHALL APPLY IRRESPECTIVE OF THE NATURE OF THE CAUSE OF ACTION, DEMAND, OR ACTION BY CUSTOMER, INCLUDING BUT NOT LIMITED TO BREACH OF CONTRACT, NEGLIGENCE, TORT, OR ANY OTHER LEGAL THEORY AND SHALL SURVIVE A FUNDAMENTAL BREACH OR BREACHES OR THE FAILURE OF THE ESSENTIAL PURPOSE OF THIS AGREEMENT OR OF ANY REMEDY CONTAINED HEREIN.

6.3      LIMITATION PERIOD

         Neither party may bring an action, regardless of form, arising out of or related to this Agreement (other than to recover License Fees or Maintenance
Fees) more than two (2) years after the cause of action has arisen or the date of discovery of such cause, whichever is later.

6.4      INTELLECTUAL PROPERTY CLAIMS

(a) Changepoint will defend or (at its option) settle, any claim or action brought against Customer to the extent that it is based on a claim that the Licensed Materials infringe any copyright, patent, trade secret or trademark enforceable in the United States of America of any third person (an "Infringement Claim") and will indemnify Customer against damages and costs awarded against Customer by a court of competent jurisdiction by final order from which no appeal is taken or the time for appealing has expired, provided that Customer notifies Changepoint promptly in writing of same, and provided further that Customer permits Changepoint to control the litigation and to defend, compromise or settle the claim and provides all available information, assistance and authority to enable Changepoint to do so. Changepoint shall not be liable to reimburse Customer for any compromise or settlement made by Customer without Changepoint's prior written consent, or for any legal fees or expenses incurred by Customer in connection with such claim. Customer shall have no authority to settle any claim on behalf of Changepoint.

(b) Should the Licensed Materials or any of them become, or in Changepoint's sole opinion be likely to become, the subject of a claim of infringement, misappropriation, or violation of an Intellectual Property Right (an "Infringement Claim") Changepoint may (i) procure for Customer, at no cost to Customer the right to continue to use the Licensed Materials which are the subject of the Infringement Claim (ii) replace or modify the Licensed Materials or part thereof subject to such Infringement Claim with software or documentation of at least comparable functionality, at no cost to Customer, or
(iii) if neither of the forgoing alternatives are reasonably practical in Changepoint's sole judgement, remove the component that is the subject of the Infringement Claim or any or all other parts of the Licensed Materials and refund to Customer the License Fees paid by Customer for the part removed as depreciated on a straight line five (5) year basis from the date of delivery of the part to Customer.

(c) Notwithstanding the foregoing, Changepoint shall have no liability for any claim that is based on (i) the use of other than the latest release and version of the Licensed Materials, if such infringement could have been avoided by the use of the latest version and release and such version or release had been made available to Customer, (ii) the use or combination of the Licensed Materials with software, hardware or any other product not provided by Changepoint, or (iii) any modification to the Licensed Materials or use of the Licensed Materials other than as expressly authorized herein or as expressly described or recommended in writing by Changepoint.

(d) This Section 6.4 states the entire liability of Changepoint and Customer's sole remedies with respect to any Infringement Claim.

            ARTICLE 7 - MAINTENANCE AND ENHANCED MAINTENANCE SERVICE

7.1      TERM

(a) Following the expiry of the Warranty Period, Changepoint shall provide Customer with Maintenance Services during successive annual maintenance terms (each such term is referred to here as a "Maintenance Term") provided that Customer pays to Changepoint the Maintenance Fees for each Maintenance Term as and when due hereunder.

(b) Customer or Changepoint may terminate Maintenance Services at the end of a Maintenance Term by providing the other with no less than thirty (30) days prior written notice before the end of the Maintenance Term.

7.2      MAINTENANCE SERVICE

(a) During the Warranty Period and each Maintenance Term, Changepoint will provide Maintenance Releases to Customer. Changepoint will also during Business Hours provide telephone assistance to Customer with respect to initial error diagnosis and support regarding the functionality of the Licensed Software. Maintenance Service shall be provided by Changepoint to up to three (3) customer support staff who are trained and knowledgeable in the use of the Licensed Materials and who have been designated from time to time by Customer to request and receive such service.

(b) As part of Maintenance Service and Warranty Support, Customer will have access to Changepoint's CHANGEPOINT Knowledge Base technical database which contains technical information concerning the use of the Licensed Software. Customer acknowledges that information in this database may not have been verified by Changepoint. Accordingly, Changepoint shall have no responsibility hereunder with respect to any inaccurate or incomplete information contained in the CHANGEPOINT Knowledge Base or the use thereof by Customer.

7.3      SERVICES NOT INCLUDED

(a) Maintenance Services and Warranty Support does not include or apply to any of the following: (i) making modifications to the Licensed Materials for Customer, (ii) user training, (iii) consultation for new programs or equipment,
(iv) hardware problems including any malfunction of hardware, or to any external causes affecting the Licensed Materials including the media upon which the Licensed Materials are provided such as accident, disaster, electrostatic discharge, fire, flood, lightning, water or wind, or (v) correction of errors attributable to software other than the Licensed Software. Changepoint may charge Customer at its then applicable list price for providing such services. Changepoint may also charge Customer at its then applicable list price for analysis or removal of errors which are caused by improper operation or handling of the Licensed Materials or caused by circumstances unrelated to Changepoint. Payment for these services shall be made by Customer within 30 days of invoicing by Changepoint.

(b) The obligation to provide Maintenance Services is subject to the following: (i) Maintenance Services are only provided for the Licensed Software provided under this Agreement, (ii) if Customer ceases to pay for and receive Maintenance Services and later requests Maintenance Services, Customer will be required to pay to Changepoint the Maintenance Fees not paid during the period in which the service was discontinued, and (iii) Maintenance Services need not be provided by Changepoint if Customer is not using the most current or an immediately previous release of the Licensed Materials, or if Customer has made any modifications to the Licensed Materials and (iv) Changepoint has no obligation to provide Customer with any Maintenance Services unless Customer has paid for the Maintenance Services in advance as required hereunder.

                        ARTICLE 8 - TERM AND TERMINATION

8.1      TERM

         This Agreement shall be effective on the Effective Date and shall terminate in accordance with this Article.

8.2      TERMINATION

         Either party may by notice in writing terminate this Agreement if (i) the other party breaches or fails to observe or perform any of its obligations set out in this Agreement, including failure to pay any License Fees due and owing, and fails to cure such breach or failure within thirty (30) days after written notice; or (ii) either party becomes insolvent, or makes an assignment for the general benefit of creditors, or any proceedings are commenced by or against either party under any bankruptcy or insolvency laws or if proceedings for the appointment of a trustee, custodian, receiver, or receiver manager for either party are commenced, or if either party ceases or threatens to cease to carry on business.

8.3      RETURNING LICENSED MATERIALS

         Within fifteen (15) days after termination or expiration of this Agreement for any reason, Customer shall return to Changepoint the original and all copies of the Licensed Materials in the possession or control of Customer (including any copies in the possession or control of Business Third Parties or other Users) and shall certify to Changepoint in writing that all such copies have been so returned and/or deleted from all computer records. Customer shall also cease to use the Licensed Materials and ensure that all Business Third Parties to whom Customer has given access to the Licensed Software also cease to use the Licensed Materials.

8.4      SURVIVAL

         The parties hereto agree that the provisions of Sections 3.3 (the last sentence), 4.3, 6.2, 6.3 and 8.3, 9.9 and 9.10 and Article 5 shall survive and remain in full force and effect after the termination of the License or this Agreement for any reason.

                               ARTICLE 9 - GENERAL

9.1      HEADINGS

         The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of the Agreement, as the case may be. The terms "this Agreement", "hereof", "hereunder" and similar expressions in this Agreement refer to this Agreement and not to any particular Article, Section or other portion and include any Agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

9.2      EXTENDED MEANINGS

         In this Agreement words importing the singular number only shall include the plural and VICE VERSA, and words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations. The terms "provision" and "provisions" in this Agreement refer to terms, conditions, provisions, covenants, obligations, undertakings, warranties and representations in this Agreement.

9.3      NOTICES

         For the purposes of this Agreement, and for all notices and correspondence hereunder, the addresses of the respective parties have been set out at the beginning of this Agreement and no change of address shall be binding upon the other party hereto until written notice thereof is received by such party at the address shown herein. All notices shall be effective upon receipt if delivered personally or sent by facsimile and seven (7) days after mailing if sent by registered mail.

9.4      CURRENCY

                      All references to currency are deemed to mean lawful money of the United States of America unless expressed to be in some other currency.

9.5      FORCE MAJEURE

         If the performance of this Agreement, or any obligation thereunder except the making of payments hereunder is prevented, restricted, or interfered with by reason of: fire, flood, earthquake, explosion or other casualty or accident or act of God; strikes or labour disputes; inability to procure or obtain delivery of parts, supplies, power, equipment or software from suppliers, war or other violence; any law, order, regulation, ordinance, demand or requirement of any governmental authority; or any other act or condition whatsoever beyond the reasonable control of the affected party, the party so affected, upon giving prompt notice to the other party, shall be excused from such performance to the extent of such prevention, restriction or interference; provided, however, that the party so affected shall take all reasonable steps to avoid or remove such cause of non-performance and shall resume performance hereunder with dispatch whenever such causes are removed.

9.6      SEVERABILITY

         The parties agree that it is the intention of each party not to violate any public policy, statutory or common law or government regulation. To the extent that any provision, portion or extent of this Agreement is deemed to be invalid, illegal or unenforceable, such provision, portion or extent shall be severed and deleted herefrom or limited so as to give effect to the intent of the parties insofar as possible and the parties will use their best efforts to substitute a new provision of like economic intent and effect for the illegal, invalid or unenforceable provisions and each remaining provision so remaining shall be enforced.

9.7      ASSIGNMENT

         Customer may assign this Agreement without Changepoint's consent (i) to an Affiliate of Customer; or (ii) to a purchaser of all or substantially all of Customer's assets. Otherwise, neither this Agreement nor any rights granted hereby may be transferred or assigned by Customer to any other person without Changepoint's prior written consent, (such consent shall not be unreasonably withheld), and any such attempted assignment shall be null and void. In the event Customer assigns this Agreement to a third person as permitted by this
Section 9.7 or with consent from Changepoint, Customer shall cease all use of the Licensed Materials and destroy or cause to be destroyed all copies thereof within its possession or control and the third party assignee shall agree in writing with Changepoint to assume all of Customer's obligations hereunder. Customer shall also certify in writing to Changepoint that the foregoing has been accomplished. This Agreement shall enure to the benefit of and be binding upon any successor or assign of Changepoint or, any permitted successor or assign of Customer. The parties agree that Changepoint may delegate to affiliates of Changepoint and to agents, suppliers, contractors and resellers of Changepoint any of the obligations herein imposed upon Changepoint and Changepoint may disclose to any such persons any information required by them to perform the duties so delegated to them, but such delegation shall not relieve Changepoint of its performance obligations hereunder.

9.8      WAIVER

         No modification, addition to or waiver of any rights, obligations or defaults shall be effective unless in writing and signed by the party against whom the same is sought to be enforced. One or more waivers of any right, obligation or default shall not be construed as a waiver of any subsequent right, obligation or default. No delay or failure of either party in exercising any right hereunder and no partial or single exercise thereof shall be deemed of itself to constitute a waiver of such right or any other rights hereunder.

9.9      GOVERNING LAW

                 This Agreement shall be governed by and construed in
                      accordance with the laws of the State of New York without reference to its conflict or choice of law rules or principles. Customer hereby submits to the non-exclusive jurisdiction of the courts of the State of New York for any legal action arising out of this Agreement or the performance of the obligations hereunder or thereunder. This Agreement shall be deemed to be made in the State of New York, and Customer agrees not to commence any action, suit or proceeding against Changepoint or any affiliate of Changepoint or any of their employees, officers or directors in any jurisdiction other than the State of New York.

9.10     DISPUTE RESOLUTION AND ARBITRATION

                 In the event that any dispute or disagreement between
                      Customer and Changepoint with respect to the interpretation of any provision of this Agreement, the performance of Changepoint or Customer under this Agreement, or any other matter that is in dispute between the parties related to this Agreement, upon the written request of either party, the parties will meet for the purpose of resolving such dispute. The parties agree to discuss the problem and negotiate in good faith without the necessity of any formal proceedings related thereto. No formal proceedings for the resolution of such dispute may be commenced until either party concludes in good faith that the applicable resolution through continued negotiation of the matter in issue does not appear likely. The parties further agree that all disputes hereunder which cannot be settled in the manner hereinbefore described (any such dispute is referred to here as a "Dispute") will be settled by final and binding arbitration conducted in accordance with the American Arbitration Association (or any successor thereto), as amended from time to time. Judgment upon the award rendered in any such arbitration may be entered in any court having jurisdiction thereof, or application may be made to such court for a judicial acceptance of the award and an enforcement, as the law of such jurisdiction may require or allow.

         Notwithstanding the foregoing, disputes with respect to any Infringement Claim including without limitation any claim based on the infringement, violation or misappropriation of any Intellectual Property Right shall not be settled by arbitration, without the prior written consent of the parties.

                      The arbitration panel will be composed of one person appointed by the party requesting the arbitration (the "Applicant"), one person appointed by the other party (the "Respondent") and a third person to act as chairperson, chosen by the two arbitrators, or, if both parties agree, the arbitration panel will consist of a sole arbitrator. No person may be appointed as an arbitrator unless he or she is independent of the Applicant and Respondent, is skilled in the subject matter of the Dispute and is not directly or indirectly carrying on or involved in a business being carried on in competition with the business of the parties. The decision of the arbitration panel shall be made by a majority vote or by the sole arbitrator, as the case may be. In the event of the failure of the arbitration panel to reach a majority decision, the decision of the chairperson shall constitute the decision of the arbitration panel. The venue for the arbitration shall be at the City of New York, New York unless otherwise agreed to by the parties in writing.

                             CONFIDENTIAL TREATMENT

Corio/Changepoint Rev. 12/13/99
Confidential/Draft

                                   APPENDIX A

The Components which are the subject of the License, the Software Licenses granted to Customer and the fees payable to Changepoint hereunder are as follows:

1.       LICENSED SOFTWARE

         The Components of the CHANGEPOINT Software which are licensed to Customer hereunder are the following: CHANGEPOINT, SQL edition, version 5.2, for an unlimited number of users, including the following modules:
         - Service Delivery Management
         - Project and Resource Management
         - Customer Relationship Management
         - Support Management.

2.       SOFTWARE LICENSES

         The utilization rights of Customer are as follows:

         (a) Customer is granted an unlimited number of Client Access Licenses. Each Client Access License entitles Customer to receive one (1) Enable Code from Changepoint which will enable Customer to have one (1) user use the Licensed Materials.

         (b) Customer may install Licensed Software on one or more computer servers as it desires.

3.       LICENSE FEES

         The License Fee is ***.

4.       WARRANTY PERIOD

         The Warranty Period for the Licensed Software shall mean the period commencing on the Effective Date and ending ninety (90) days thereafter.

5.       MAINTENANCE FEES

         (a) Customer will pay Changepoint for each Maintenance Term an annual maintenance fee (the "Annual Maintenance Fee"). The Annual Maintenance Fee is 18% of the undiscounted License Fees due to Changepoint hereunder and is payable annually in advance. The first Annual Maintenance Fee is due upon the expiration of the Warranty Period and is ***. Subsequent Annual Maintenance Fees are due on the anniversary of the date the first Annual Maintenance Fee is due. Additional Maintenance Fees that result from the acquisition of additional Software Licenses shall become due when the additional Software Licenses are given to Customer and shall be prorated to the end of the Maintenance Term.

         (b) The Maintenance Fees may be increased annually by Changepoint by providing Customer with notice of not less than thirty (30) days prior to the end of a Maintenance Term. Changepoint agrees not to increase its Maintenance Fees annually by more than six percent (6%) from the fees charged in the previous Maintenance Term.

6.       INSTALLATION SERVICES TO BE PROVIDED BY CHANGEPOINT

         (a) Changepoint agrees to provide the following services ("Installation Services") to Customer:

         Executive Expectations Review                ***
         Project Management                           ***
         Infrastructure Support                       ***

*** The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                            CONFIDENTIAL TREATMENT

Corio/Changepoint Rev. 12/13/99
Confidential/Draft

         Systems Configuration & Installation         ***
         Implementation Support                       ***
         Administrator Training                       ***
         Train-the-Trainer Training                   ***

         (b) Customer agrees to pay Changepoint for any Installation Services requested by Customer and provided by Changepoint at the daily rates listed in 6(a) above.

         (c) Changepoint does not guarantee that all services will be provided for the above-mentioned fees. The fees may be higher or lower depending on the actual services requested by Customer.

         (d) Customer shall reimburse Changepoint for reasonable travel expenses, and reasonable incidental expenses relating to Installation Service and Maintenance Service at Changepoint's then current prices then in effect. Changepoint shall invoice Customer for such fees and expenses on a monthly basis. Customer shall not be liable for the aforesaid expenses unless Customer has given Changepoint approval to incur them.

CHANGEPOINT INC.                               CORIO, INC.

Signature ________________________             Signature _____________________

Name _____________________________             Name __________________________

Title ____________________________             Title _________________________


*** The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       2